As filed with the Securities and Exchange Commission on April 3, 2025
REGISTRATION STATEMENT NOS. 333-96519
811-03927

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 32	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 125	☒
Brighthouse Fund UL for Variable Life Insurance
(Exact name of Registrant)
Brighthouse Life Insurance Company
(Name of Depositor)

11225 North Community House Road, Charlotte, NC 28277
(Address of Depositor's Principal Executive Offices)
Depositor's Telephone Number, including area code: (980) 365-7100

Brighthouse Life Insurance Company
c/o The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
New Castle County
Wilmington, DE 19801
(800) 448-5350
(Name and Address of Agent for Service)

Copies to:
W.Thomas Conner
Carlton Fields
1025 Thomas Jefferson St., N.W.
Suite 400 West
Washington, DC 2007-5208

Approximate Date of Proposed Public Offering: On April 28, 2025 or as soon thereafter as practicable.
It is proposed that this filing will become effective (check appropriate box):
☐immediately upon filing pursuant to paragraph (b)
☒on April 28, 2025 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act.
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Brighthouse Variable Life
Flexible Premium Variable Life Insurance Policies
April 28, 2025 Prospectus
Issued to Individuals by:
Brighthouse Life Insurance Company — Brighthouse Fund UL for Variable Life Insurance
This prospectus describes individual flexible premium variable life insurance policies (the “Policies”) issued by Brighthouse Life Insurance Company (the “Company”). The Company no longer offers the Policies to new purchasers. It does continue to accept additional premium payments from existing Policy Owners.
You can build Cash Value by investing in a variety of Investment Options of Brighthouse Fund UL for Variable Life Insurance, which, in turn, invest in professionally-managed mutual funds (the “Funds”). A fixed rate option (the Fixed Account) is also available.  Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select.
We do not guarantee how any of the Investment Options or Funds will perform. The Policies and the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
The Securities and Exchange Commission has not approved or disapproved of these Policies or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Glossary

Accumulation Unit — a standard of measurement used to calculate the value of the Investment Options.
Age — the Insured’s age as of his or her last birthday.
Amount Insured — under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the “Minimum Amount Insured”). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured’s death) or, if greater, the Minimum Amount Insured.
Beneficiary(ies) — the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.
Cash Surrender Value — the Cash Value less any Outstanding Loans and applicable surrender charges.
Cash Value — the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value.
Code — the Internal Revenue Code.
Company — Brighthouse Life Insurance Company.
Company’s Home Office — the Company’s office located at 11225 North Community House Road, Charlotte, NC 28277.
Cost of Insurance Charge — a charge that reflects the anticipated mortality of the Insured.
Death Benefit — the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.
Deduction Date (or Day) — the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy’s Cash Value.
Fixed Account — part of the General Account of the Company.
Fund — a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a mutual fund of the same name.
General Account — an account that consists of the Company’s assets other than those held in any separate account.
Initial Premium Payment — the first Premium Payment made under the Policy.
Insurance Company — Brighthouse Life Insurance Company.
Insured — the person whose life is insured under the Policy.
Investment Options — the segments of the Separate Account to which you may allocate Premium Payments or Cash Value. Each Investment Option invests directly in a corresponding mutual fund.
Investment Option Deduction — the charge we deduct from each Investment Option to cover our mortality and expense risk charges and administrative charges. It is shown on the Policy Summary.
Issue Date — the date on which the Company issues the Policy for delivery to the Policy Owner.
Loan Account — an account in the Company’s General Account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.
Maturity Benefit — an amount equal to the Policy’s Cash Value, less any Outstanding Loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.
Maturity Date — the anniversary of the Policy Date on which the Insured is age 100.
Minimum Amount Insured — the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Cash Value determined as of the first day of the Policy Month and is shown in the Policy.
Monthly Deduction Amount — the amount of charges deducted from the Policy’s Cash Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

Net Amount At Risk — the Death Benefit minus the Cash Value at the beginning of each Policy Month.
Net Premium Payment — the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.
Outstanding Loan — the amount owed the Company as a result of policy loans including both principal and accrued interest.
Planned Premium — the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.
Policy — Brighthouse Variable Life, an individual variable flexible premium life insurance policy.
Policy Anniversary — an anniversary of the Policy Date.
Policy Date — the date shown on the Policy Summary from which we begin charging the Monthly Deduction Amount and use to determine administrative transactions on the Policy (e.g., Deduction Days, Policy Years).
Policy Month — twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.
Policy Owner(s) (you, your or owner) — the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.
Policy Years — each successive twelve-month period; the first beginning with the Policy Date.
Premium Allocation Instructions — the instructions you provide us to allocate your Premium Payments among the Investment Options and/or Fixed Account. You may change your Premium Allocation Instructions by written direction.
Premium Payment — the amounts you send us to be applied to your Policy.
Rider(s) — supplemental insurance benefits offered under the Policy. There are additional charges associated with some Riders.
Separate Account(s) — assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.
Stated Amount — the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.
Term Amount — The amount of insurance provided by the Rider.
Underwriting Period — the time period from when we receive a completed Application until the Issue Date.
Valuation Date — a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.
Valuation Period — the period between the close of business on successive Valuation Dates.

Important Information You Should Consider About The Policy

	Fees and Expenses			Location in Prospectus
Charges for Early Withdrawals
If, during the first ten Policy Years, or during the first ten Policy Years following an increase in Stated Amount, you fully or partially surrender your Policy, reduce the Stated Amount, or make a change in Death
Benefit option that reduces the Stated Amount, or your Policy lapses, then we will deduct a surrender charge from the Cash Value. The maximum surrender charge will not be greater than 2.54% of the
Policy’s Stated Amount. For example, if your Policy had a Stated Amount of $100,000 and you surrendered the Policy in Policy Year 1, you could pay a surrender charge of up to $2,540.00.
Policy Charges and Deductions – Charges Against Cash Value Fee Tables
Transaction Charges
In addition to surrender charges, you also may be charged for other transactions. These charges include a sales charge, a state premium tax charge, and a federal deferred acquisition cost charge with respect to
Premium Payments, and a charge for requested decreases in Stated
Amount.
Policy Charges and Deductions – Charges Against Premium; Charges Against Cash Value Fee Tables
Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including a
Cost of Insurance Charge, a Policy administrative expense charge, a mortality and expense risk charge, a Policy loan cost and charges for various Riders offered along with the Policy. Certain of these ongoing charges vary in amount depending on the Insured’sAge , risk class, and
(except for unisex Policies ) sex. You should view the Policy Summary page of your Policy for the specific charges applicable to your Policy.

You will also bear expenses associated with the Funds under the Policy, as shown in the following table:
Policy Charges and Deductions – Charges Against Cash Value; Charges Against the Separate Account Fee Tables Appendix A: Funds Available Under the Policy
	Annual Fee	Minimum	Maximum
	Investment options (Fund fees and expenses)	0.12%	1.80%
RISKS
Risk of Loss	You can lose money by investing in the Policy.			Principal Risks of Investing in the Policy
Not a Short-Term Investment
The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If you make a premature withdrawal of cash from your Policy, you may incur various costs (e.g., a surrender charge) and also possible federal income tax.
Principal Risks of Investing in the Policy Policy Charges and Deductions
Risks Associated with Investment Options
An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Policy(e.g., the Funds). Each investment option, including the Fixed Account, will have its own unique risks, and you should review these investment options before making an investment decision.
Description of the Company, Separate Account and Funds– The Funds

Insurance Company Risks
An investment in the Policy is subject to the risks related to the
Company , including that any obligations (including obligations related to amounts invested in the Fixed Account), guarantees or benefits are subject to the Company’s claims-paying ability. More information about the Company, including its financial strength ratings, is available upon request by calling (888) 243-1968.
Description of the Company , Separate Account and Funds– The Insurance Company
Contract Lapse
In general, in any month that your Policy’sCash Surrender Value is not large enough to cover the Monthly Deduction Amount(i.e., the amount we deduct on the first day of each Policy Month for charges such as the
Cost of Insurance Charge), your Policy will be in default, and may lapse.
Your Policy’sCash Surrender Value can be impacted by poor investment performance of the Funds you select. Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy’sCash Value less the surrender charge. Additionally, insufficient Premium Payments, withdrawals and Policy charges (including increases in those charges)
could cause the Policy to lapse and you will no longer have insurance coverage. If your Policy has lapsed, you may reinstate it within three years from the date the last Monthly Deduction Amount was paid.
Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. A Death Benefit will not be paid if the Policy has lapsed.
Lapse and Reinstatement
RESTRICTIONS
Investments
Availability of Funds. We reserve the right to close or substitute a Fund or limit its availability to subsequent Premium Payments and/or transfers of
Cash Value .
Transfers. We may limit the amount and frequency of transfers from the
Fixed Account to the Investment Options. We may also limit transfers from the Investment Options to the Fixed Account if the Fixed Account
value before or immediately after the transfer exceeds 30% of the
Policy’s Cash Value. We are not currently imposing these restrictions on transfers to and from the Fixed Account but reserve the right to do so. We may also impose restrictions on frequent transfers.
Description of the Company , Separate Account and Funds– The Funds Transfers
Optional Benefits
Various optional benefits may be available in the form of a Rider to your
Policy. Not all of these Riders may be available to you. In general, supplemental insurance benefits may be (i) available only to insureds within certain age ranges and/or who meet certain criteria (e.g., terminal illness); (ii) subject to minimum and/or maximum specified amounts; or
(iii) subject to certain termination conditions. We may stop offering an optional benefit at any time.
Other Benefits Available Under the Policy
TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the
Policy. Please note that there is no additional tax benefit to you if the
Policy is purchased through a tax-qualified plan. Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.
Federal Tax Considerations
CONFLICTS OF INTEREST
Investment Professional Compensation
All firms selling the Policy receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. A selling firm, or a sales representative of a selling firm, may receive different compensation for selling one product over another and may have a financial incentive to offer or recommend the Policy over another investment. Apart from the payment of commissions, selling firms may receive additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees.
Distribution & Compensation

CONFLICTS OF INTEREST
Exchanges
In general, sales representatives may have a financial incentive to offer you a new insurance policy in place of the Policy you already own. You should exchange your Policy only if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing Policy.
Distribution & Compensation

Overview Of The Policy

Purpose of the Policy
The primary purpose of the Policy is to provide life insurance protection. Upon receipt of satisfactory proof of the death of the Insured, we pay a Death Benefit to the Beneficiary of the Policy. The Death Benefit paid would be adjusted to reflect any unpaid Monthly Deduction Amount and any unpaid Policy loan.
The Policy also gives you the opportunity for tax-deferred accumulation of assets. You can accumulate assets by allocating your Cash Value among Investment Options of the Separate Account and/or the Fixed Account.
The Policies are designed to be held over a long term, are not offered primarily as an investment, and should not be used as a short-term savings vehicle. Various negative consequences can occur if you fail to hold the Policy long-term. For example, if you surrender your Policy in the first Policy year, the surrender charge could exceed the Cash Value of your Policy and you would receive no proceeds upon surrender.
Premiums under the Policy
You choose the amount and frequency of Premium Payments, generally. You select a Planned Premium schedule, which consists of a first-year Premium amount and an amount for subsequent Premium Payments. You can pay Planned Premiums on an annual, semi-annual or monthly schedule within certain guidelines. You may skip Planned Premium payments or make different or additional payments. Additional payments could be subject to underwriting.
You can allocate your Premiums and Cash Value among your choice of the Investment Options in the Separate Account, each of which corresponds to a mutual fund portfolio, or “Fund.” You may also allocate Premiums and Cash Value to our Fixed Account, which provides guarantees of interest and principal. You may change your allocation of future Premiums at any time.
Payment of insufficient Premiums may result in a lapse of the Policy.
Additional information about each Fund is provided in Appendix A to this prospectus.
Policy Features
Death Benefit
We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (the Stated Amount) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Cash Value of your Policy (the Minimum Amount Insured). Generally, the Cash Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your Loan Account Value.
Death Benefit Options
In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are two Death Benefit options available:
•
Option 1 — Level Option: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured.
•
Option 2 — Variable Option: the Death Benefit will be the greater of (i) the Stated Amount plus the Cash Value of the Policy or (ii) the Minimum Amount Insured.
The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders, outstanding loans and charges or by certain Riders.
The Investment Options and the Corresponding Funds
You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Cash Value among any of the Investment Options and the Fixed Account while continuing to defer current income taxes. The Funds available under the Policy include common stock funds, including funds that invest primarily in foreign securities, as well as bond funds, balanced funds and asset allocation funds. You may allocate Premium Payments and transfer Cash Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Cash Value into or out of the Fixed Account are permitted subject to certain restrictions.
Policy Surrenders (Withdrawals)
You may withdraw some or all of your money from your Policy (minus any applicable charges and fees) at any time. The minimum partial surrender amount is $500. If you fully surrender your Policy we will pay you the Cash Value minus any outstanding Policy loans, any benefits received under the Accelerated Death Benefit Rider, and any surrender charge.
Policy Loans
You may borrow against your Policy using your Policy as collateral. You may borrow up to 100% of the Policy’s Cash Value, less surrender charges. The minimum amount you may borrow is $500. We charge interest on the outstanding amount of your loan at a rate of 5.66% for the first 15 years and 4.76% thereafter. We credit interest on the amount we hold as collateral for the loan at a rate of 4% per year.
Payment Options
You or your Beneficiary can choose from a variety of fixed and variable Payment Options (e.g., lump-sum or various periodic payments) to receive the Policy Proceeds.
Tax Benefits
We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the Cash Value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract, partial surrenders should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. However, different rules apply in the first 15 Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Under current federal income tax law, the taxable portion of distributions from variable life insurance policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. The Death Benefit paid to your Beneficiary should generally be free of federal income tax. The Death Benefit may be subject to estate taxes.
Riders (Supplemental Insurance Benefits)
You may add additional insurance to your Policy by Rider when your Policy is issued. The Riders are as follow:
•
Accidental Death Benefit Rider
•
Accelerated Death Benefit Rider
•
Child Term Insurance Rider
•
Cost of Living Adjustment Rider
•
Coverage Extension Rider
•
Lapse Protection Guarantee Rider (Lifetime)
•
Lapse Protection Guarantee Rider (20 Year)
•
Maturity Extension Rider
•
Return of Premium Rider
•
Specified Amount Payment Rider
•
Spouse Term Insurance Rider
•
Waiver of Deduction Amount Rider

In addition, we offer the following automatic transfer programs at no additional charge:
•
Dollar cost averaging
•
Portfolio rebalancing
Personalized Illustrations
You may request personalized illustrations for the Policy that reflect your age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Cash Value and Death Benefit can change over time and how the investment performance of the Funds impact the Cash Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Cash Value.

Fee Tables

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering or making withdrawals from the Policy. Please refer to your Policy Summary page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer Cash Value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums	On payment of premium	1.50% of each Premium Payment
Premium Tax Imposed on Premiums	On payment of premium	2.25% of each Premium Payment
Federal Tax Imposed on Premiums	On payment of premium	1.25% of each Premium Payment
Surrender Charge(1)	On full or partial surrender in the first ten Policy Years (and, with respect to an increase in Stated Amount, in the first ten Policy Years after the increase)
Maximum		In Policy Year 1, $25.40 per $1,000 of Stated Amount(2)
Minimum		In Policy Year 1, $2.04 per $1,000 of Stated Amount(3)
Charge for a Representative Insured (The Representative Insured is a male, age 40, in the non-smoker, preferred risk class with Death Benefit Option 1 and a $410,000 Stated Amount)		In Policy Year 1, $5.69 per $1,000 of Stated Amount
Decrease in Stated Amount Charge(1)	When a decrease in Stated Amount is requested
Maximum		In Policy Year 1, $25.40 per $1,000 of decrease in Stated Amount(2)
Minimum		In Policy Year 1, $2.04 per $1,000 of decrease in Stated Amount(3)

Charge	When Charge is Deducted	Amount Deducted
Charge for a Representative Insured (The Representative Insured is a male, age 40, in the non-smoker, preferred risk class with Death Benefit Option 1 and a $410,000 Stated Amount)		In Policy Year 1, $5.69 per $1,000 of decrease in Stated Amount
(1)
The charge varies depending on the age, sex, policy duration and the amount of coverage. The rates shown may not be representative of the charge that a particular Policy Owner would pay. The amount deducted will vary within the minimum/maximum range shown based on the individual characteristics of the Insured. The same holds true with respect to the table below titled “Periodic Charges other than Fund Operating Expenses.” You can obtain more information about the surrender charge that would apply for a particular Insured by contacting your financial representative.
(2)
Sample charge for any insured age 85 years old regardless of sex, risk class or underwriting.
(3)
Sample charge for any insured less than one year old regardless of sex, risk class or underwriting.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.
Periodic Charges other than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges
Cost of Insurance(1)	Monthly
Maximum		$77.15 per $1,000 of Net Amount at Risk(2)
Minimum		$.06 per $1,000 of Net Amount at Risk
Charge Policy Year 1 for a Representative Insured (The Representative Insured is a male, age 40, in the non-smoker, preferred risk class, with Death Benefit Option 1 and Stated Amount of $410,000)		$.26 per $1,000 of Net Amount at Risk(3)
Policy Administrative Expense Charge (Part 1)(4)	Monthly for the first three Policy Years and for the first three years after an increase in Stated Amount
Maximum		$.15 per $1,000 of initial (or increase in) Stated Amount
Minimum		$.08 per $1,000 of initial (or increase in) Stated Amount

Charge	When Charge is Deducted	Amount Deducted
Charge for a Representative Insured (The Representative Insured is a male, age 40, in the non-smoker, preferred risk class, with Death Benefit Option 1 and Stated Amount of $410,000)		$.08 per $1,000 of initial (or increase in) Stated Amount
Policy Administrative Expense Charge (Part 2)	Monthly	$6.00 (for Stated Amounts of less than $100,000)
Mortality and Expense Risk Charge (annual rate imposed on Cash Value in the Investment Options)	Daily	.85% in Policy Years 1-15 .20% in Policy Years 16+
Policy Loan Cost(5) (annual rate imposed on the loaned amount)	Monthly	2.00% in Policy Years 1-15 1.00% in Policy Years 16+
Charges for Optional Benefits (Riders)
Accidental Death Benefit Rider(6)	Monthly
Maximum		$.15 per $1,000 of Term Amount
Minimum		$.08 per $1,000 of Term Amount
Charge for a Representative Insured (The Representative Insured is a male, age 45, in the non-smoker, elite risk class, with Death Benefit Option 1 and a $150,000 face amount)		$.11 per $1,000 of Term Amount
Accelerated Death Benefit Rider		$150 one-time processing fee
Child Term Insurance Rider	Monthly	$.50 per $1,000 of Child Term Rider Unit (without Waiver of Deduction Amount Coverage Rider) $.52 per $1,000 of Child Term Rider Unit (with Waiver of Deduction Amount Coverage Rider)

Charge	When Charge is Deducted	Amount Deducted
Cost of Living Adjustment Rider(6)	Monthly
Maximum		$77.15 per $1,000 of Net Amount at Risk(7)
Minimum		$.06 per $1,000 of Net Amount at Risk

Charge in Policy Year 1
for a Representative
Insured
(The Representative
Insured is a male,
age 55, in the
non-smoker, preferred
risk class, with Death
Benefit Option 1 and a
Stated Amount of
$400,000)
$.92 per $1,000 of Net Amount at Risk(8)
Coverage Extension Rider		No Charge
Lapse Protection Guarantee Rider (lifetime)		No Charge
Lapse Protection Guarantee Rider (20 year)	Monthly	$10
Maturity Extension Rider		No Charge
Specified Amount Payment Rider(6)	Monthly
Maximum		$.011 per $1,000 of Specified Amount
Minimum		$.003 per $1,000 of Specified Amount
Charge for a Representative Insured (The Representative Insured is a male, age 35, in the non-smoker, preferred risk class, with Death Benefit Option 1 and a $2,000 specified payment amount)		$.004 per $1,000 of Specified Amount
Spouse Term Insurance Rider(6)	Monthly
Maximum		$77.15 per $1,000 of Term Amount(9)

Charge	When Charge is Deducted	Amount Deducted
Minimum		$.06 per $1,000 of Term Amount
Charge in Policy Year 1 for a Representative Insured (The Representative Insured is a female, age 40, in the non-smoker, elite risk class with Death Benefit Option 1 and a $150,000 face amount)		$.21 per $1,000 of Term Amount(9)
Return of Premium Rider(6)(10)	Monthly
Maximum		$77.15 per $1,000 of Net Amount at Risk(7)
Minimum		$.06 per $1,000 of Net Amount at Risk
Charge in Policy Year 1 for a Representative Insured (The Representative Insured is a male, age 45, in the non-smoker, preferred risk class with Death Benefit Option 1 and a $400,000 Stated Amount)		$.40 per $1,000 of Net Amount at Risk(11)
Waiver of Deduction Amount Rider Rider(6)	Monthly
Maximum		$.26 per $1,000 of Monthly Deduction Amount
Minimum		$.00 per $1,000 of Monthly Deduction Amount

Charge	When Charge is Deducted	Amount Deducted
Charge in Policy Year 1 for a Representative Insured (The Representative Insured is a male, age 35, in the non-smoker, preferred risk class with Death Benefit Option 1 and a $250,000 Stated Amount)		$.01 per $1,000 of Monthly Deduction Amount
(1)
The Cost of Insurance Charge varies based on individual characteristics, including the Policy’s Stated Amount and the Insured’s Age, risk class, and (except for unisex Policies) sex. The Cost of Insurance Charge may not be representative of the charge that a particular Policy Owner would pay. The Maximum charge is based on the least favorable risk class and the Minimum charge is based on the most favorable risk class. You can obtain more information about the Cost of Insurance Charge that would apply for a particular Insured by contacting your financial representative.
(2)
The maximum current Cost of Insurance Charge is $57.80 per $1,000 of Net Amount at Risk.
(3)
The maximum current Cost of Insurance Charge for the Representative Insured is $.17 per $1,000 of Net Amount at Risk.
(4)
The charge for Part 1 of the Policy Administrative Expense Charge varies based on individual characteristics including the Insured’s age, risk class and (except for unisex policies) sex. The charge shown may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the charge that would apply for a particular Insured by contacting your financial representative.
(5)
The Policy Loan Cost reflects the difference between the loan interest rate charged and the loan interest rate credited. The amount shown assumes that loan interest has been capitalized rather than paid in cash.
(6)
The charge for this Rider varies based on individual characteristics including the Insured’s age, risk class and (except for unisex policies) sex. The charge shown may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the charge that would apply for a particular Insured by contacting your financial representative.
(7)
The maximum current charge for the Rider is $57.80 per $1,000 of Net Amount at Risk.
(8)
The current charge for the Representative Insured is $.042 per $1,000 of Net Amount at Risk.
(9)
The maximum current charge for the Rider is $57.80 per $1,000 of Term Amount and the current charge for the Representative Insured is $.13 per $1,000 of Term Amount.
(10)
There is no charge for the Rider itself, however, there is an additional Cost of Insurance Charge resulting from the Rider’s application.
(11)
The current charge for the Representative Insured is $.23 per $1,000 of Net Amount at Risk.
The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. A complete list of the Funds available under the Policy, including their annual expenses, may be found in Appendix A of this prospectus.
Annual Fund Expenses
	Minimum	Maximum
Total Annual Fund Expenses
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.12%	1.80%

Principal Risks Of Investing In The Policy

The principal risks of investing in the Policy are as follows:
Investment Risk
If you invest your Policy’s Cash Value in one or more of the Investment Options, then you will be subject to the risk that investment performance will be unfavorable and that your Cash Value will decrease. In addition, we deduct Policy fees and charges from your Policy’s Cash Value, which can significantly reduce your Policy’s Cash Value. During times of poor investment performance, these deductions will have an even greater impact on your Policy’s Cash Value. It is possible to lose your full investment and your Policy could lapse without value unless you pay additional premium. If you allocate Cash Value to the Fixed Account, then we credit such Cash Value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.
Surrender and Withdrawal Risks – Unsuitable as a Short-Term Savings Vehicle
The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment and should not be used as a short-term savings vehicle. If you surrender the Policy for all or a portion of its Cash Value within the first ten Policy Years or within the first ten Policy Years following an increase in Stated Amount, you will be subject to a surrender charge, as well as income tax on any gain that is distributed or deemed to be distributed from the Policy.
You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy’s Cash Value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).
Risk of Lapse
Your Policy may lapse if you have paid an insufficient amount of premium or if the investment experience of the Investment Options is poor. If your Cash Surrender Value is not enough to pay the Monthly Deduction Amount, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse if you selected the Lapse Protection Guarantee Rider at issue (only available with the Option 1 Death Benefit) and have paid the required premiums under the Rider. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.
Tax Risks
We anticipate that the Policy should be deemed to be a life insurance contract under federal tax law. However, the rules are not entirely clear in certain circumstances, for example, if your Policy is issued on a substandard basis. The Death Benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under federal tax law, increases in the Policy’s Cash Value will be taxed currently.
Even if your Policy is treated as a life insurance contract for federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your Death Benefit. If your Policy becomes a modified endowment contract, surrenders, partial surrenders, loans, and use of the Policy as collateral for a loan will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59½ at the time of the surrender, partial surrender or loan, the amount that is included in income will generally be subject to a 10% penalty tax.
If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. However, different rules apply in the first 15 Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Additionally, the tax consequences of loans outstanding after the 15th Policy Year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.
See “Federal Tax Considerations.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.
Loan Risks
A Policy loan, whether or not repaid, will affect the Cash Value of your Policy over time because we subtract the amount of the loan from the Investment Options and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Investment Options or receive any higher current interest rate credited to the Fixed Account.
We also reduce the amount we pay on the Insured’s death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the Cash Surrender Value to zero.
If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be federal income tax payable on the amount by which loans and partial surrenders exceed your Premiums Payments. Since loans and partial surrenders reduce your Policy’s Cash Value, any remaining Cash Value may be insufficient to pay the income tax due.
Limitations on Cash Value in the Fixed Account
We may limit the number of transfers from the Fixed Account to the Investment Options to twice per Policy Year and limit the amount transferred to no more than the greater of (a) $500 or (b) 12.5% of the Fixed Account value on the date we receive the transfer request. We may limit or deny transfers from the Investment Options to the Fixed Account if the value of the Fixed Account immediately before or immediately after the transfer would equal or exceed 30% of the Cash Value of the Policy. We are not currently imposing any limits on the frequency or amount of transfers to or from the Fixed Account, but we reserve the right to do so. It is important to note that if we impose the limits on transfers from the Fixed Account, it could take a number of years to fully transfer a current balance from the Fixed Account to the Investment Options. You should keep this in mind when considering whether an allocation of Cash Value to the Fixed Account is consistent with your risk tolerance and time horizon.
Insurance Company Risk
It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the obligations (including under the Fixed Account) and guarantees and benefits that exceed the assets in the Separate Account that we promise.
Tax Law Changes
Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.
Risks of the Funds
A comprehensive discussion of the risks associated with each of the Funds can be found in the Fund prospectuses, which you can obtain by calling (800) 334-4298. There is no assurance that any of the Funds will achieve its stated investment objective.
Cybersecurity and Certain Business Continuity Risks
Our variable life insurance business is largely conducted through complex information technology and communications systems operated by us and our service providers and business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). Our operations rely on the secure processing, storage and transmission of data and confidential and other information in our systems and the systems of third-party service providers. We have established administrative and technical controls and business continuity and resilience plans to protect our operations against attempts by unauthorized third parties to improperly access, modify, disrupt the operation of, or prevent access to critical networks or systems or data within them (a “cyber-attack”). Despite these protocols, the techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, or other third parties, such as external service providers. Furthermore, the rapid evolution and increased adoption of artificial intelligence technologies may intensify our cybersecurity risks, including the deployment of artificial intelligence technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade our operations and compromise our data during periods of geo-political or military conflict.
A cyber-attack or unanticipated problems with, or failures of, our disaster recovery systems and business continuity plans could have a material, negative impact on our ability to conduct business and on our financial condition and operations, as well as on individual Owners and their Policies. Our operations also could be negatively impacted by a cyber-attack affecting a third party, such as a service provider, business partner, another participant in the financial markets, or a governmental or regulatory authority.
Potential attacks can occur through a variety of sources, including, but not limited to, phishing attacks, account takeover attempts, the introduction of computer viruses or malicious code, ransomware or other extortion tactics, denial of service attacks, credential stuffing, and other computer-related penetrations. Hardware, software or applications developed by us or received from third parties may contain exploitable vulnerabilities, bugs, or defects in design, maintenance or manufacture or other issues that could compromise information and cybersecurity. Malicious actors may attempt to fraudulently induce employees, customers, or other users of our systems to disclose credentials or other similar sensitive information in order to gain access to our systems or data, or that of our customers, through social engineering, phishing, mobile phone malware, and other methods. Disruptions or failures to our operations, systems and networks can originate from a wide variety of sources including, but not limited to, a disaster such as a natural catastrophe, epidemic or pandemic crisis, military or terrorist actions, cyber-attack, and unanticipated problems with our or our service providers’ disaster recovery systems (and the disaster recovery systems of such vendors’ suppliers, vendors or subcontractors). Such disasters and events may adversely affect our ability to conduct business or administer the Policy.
Cyber-attacks, disruptions or failures to our business operations could result in regulatory fines or sanctions, litigation, penalties or financial losses, reputational harm, loss of customers, and/or otherwise adversely affect our business. Such events could also interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate Policy values; cause the release and/or possible loss, misappropriation or corruption of data or confidential Policy Owner or business information; or impede order processing or cause other operational issues. There can be no assurance that we or our service providers or the Funds will be able to detect, prevent or avoid cyber-attacks, disruptions or failures affecting your Policy due to cyber-attacks, disruptions or failures in the future. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully identify, manage and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers or issuers of securities in which the Funds invest.
Description of the Company, Separate Account and Funds

The Insurance Company
Brighthouse Life Insurance Company is a Delaware stock life insurance company originally incorporated in Connecticut in 1863. BLIC is licensed to conduct business in all states of the United States (except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands. BLIC is an indirect, wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S. BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, North Carolina 28277.

We are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products. Ask your financial representative for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial representative, or any financial firm or financial professional you consult to provide advice, is acting on your behalf. We are not a party to any agreement between you and your financial professional. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities (including Investment Option recommendations).
The Separate Account
Brighthouse Fund UL for Variable Life Insurance (the “Separate Account”) is the funding vehicle for the Policies and other variable life insurance policies issued by the Company. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors and may only be used to support the Cash Values of the variable life insurance policies issued by the Separate Account.
We are obligated to pay the Death Benefit under the Policy even if that amount exceeds the Policy’s Cash Value in the Separate Account. The amount of the Death Benefit that exceeds the Policy’s Cash Value in the Separate Account is paid from our General Account. Death Benefits paid from the General Account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the General Account. The Company is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the General Account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.
The investment adviser to certain of the Funds offered with the Policy or with other variable life insurance policies issued through the Separate Account may be regulated as a Commodity Pool Operator. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”) and is not subject to registration or regulation as a pool operator under the CEA.
The Funds
Each Investment Option of the Separate Account invests in a corresponding Fund. Each Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. Each of these mutual funds has an investment adviser responsible for overall management of the Fund. Some investment advisers have contracted with subadvisers to make day-to-day investment decisions for the Funds.
Information regarding each Fund, including (i) its name (ii) its investment objective (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in Appendix A to this prospectus. Each Fund has issued a prospectus that contains more detailed information about the Fund. You should read the prospectuses carefully before investing. The prospectus and other information can be found online at https://dfinview.com/BHF/PUFT/BHF97.You can also request copies of this information at no cost by calling (800) 334-4298 or by sending an email request to rcg@brighthousefinancial.com.
The Funds’ investment objectives may not be met. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or subadviser. The investment results of the Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other fund.
Certain Payments We Receive with Regard to the Funds
An investment adviser (other than our affiliate Brighthouse Investment Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Funds. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Policy Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Fund prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Fund attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50% annually of Fund net assets. Additionally, an investment adviser (other than our affiliate Brighthouse Investment Advisers, LLC) or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.
We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser Brighthouse Investment Advisers, LLC, which is formed as a “limited liability company.” Our ownership interests in Brighthouse Investment Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Funds. We will benefit accordingly from assets allocated to the Funds to the extent they result in profits to the adviser. (See the prospectuses for the Funds for information on the management fees paid by the Funds and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.)
Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Fund’s 12b-1 Plan, if any, is described in more detail in the Fund’s prospectus. Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor. Payments under a Fund’s 12b-1 Plan decrease the Fund’s investment return.
For more specific information on the amounts we may receive on account of your investment in the Funds, you may call us toll free at (800) 334-4298.
Selection of the Funds
We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Funds” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Funds advised by our affiliates than those that are not, we may be more inclined to offer Funds advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may close a Fund or limit its availability to new Premium Payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy Owners. We may include Funds based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds.
We do not provide any investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.
Voting Rights
We own the Fund shares held in the Separate Account and have the right to vote those shares at meetings of the Fund shareholders. However, to the extent required by federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.
We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against or withhold from voting on, any proposition in the same proportion as the shares held in that Investment Option for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of policy owners may control the outcome of a vote.

We will vote Fund shares held by our General Account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.
We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Fund if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an Investment Option’s investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.
Rights Reserved by the Company
We and our affiliates may change the voting procedures and vote Fund shares without Policy Owner instructions if the securities laws change. We also reserve the right: (1) to add Investment Options; (2) to combine Investment Options; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Fund; (4) to substitute or close an Investment Option to allocations of Premium Payments or Cash Value or both, and to existing investments or the investment of future Premium Payments, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Investment Option to another or from the Separate Account to other Separate Accounts, or to transfer assets to our General Account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.
We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Charges Against The Separate Account
We are waiving a portion of the Mortality and Expense Risk Charge for Investment Options investing in certain Funds. We are waiving 0.15% for the Investment Option investing in the Western Asset Management U.S. Government Portfolio (Class A). For the Investment Options investing in the following Funds, we are waiving an amount equal to the excess, if any, of the Fund’s expenses over the following percentages: 0.65% for the PIMCO Inflation Protected Bond Portfolio (Class A), 0.265% for the MetLife Stock Index Portfolio (Class A), 1.10% for the Brighthouse Small Cap Value Portfolio (Class B), 1.10% for the MFS Research International Portfolio (Class B), 0.84% for the T. Rowe Price Small Cap Growth Portfolio (Class B), 0.68% for the Jennison Growth Portfolio (Class A), 0.62% for the Invesco Global Equity Portfolio (Class A), 0.87% for the Invesco Global Equity Portfolio (Class B), 0.84% for the Invesco Comstock Portfolio (Class B), and 1.22% for the T. Rowe Price Large Cap Growth Portfolio (Class B).
The Fixed Account
The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the General Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
You may allocate some of your Net Premium Payments and transfer some of your Cash Value to the Fixed Account (subject to certain restrictions — see “Transfers”). We credit the portion of Cash Value allocated to the Fixed Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter.
Under the Fixed Account, which is part of the Company’s General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner’s Cash Value. The Fixed Account will not share in the investment performance of our General Account.

Policy Charges and Deductions

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.
The services and benefits we provide include:
•
the ability for you to make withdrawals and surrenders under the Policies
•
the ability for you to obtain a loan under the Policies
•
the Death Benefit paid on the death of the Insured
•
making available a variety of Investment Options and related programs (including dollar cost averaging and portfolio rebalancing)
•
administration of the various elective options available under the Policies; and
•
the distribution of various reports to Policy Owners.
The costs and expenses we incur include:
•
expenses associated with underwriting applications, increases in the Stated Amount, and Riders
•
losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies
•
sales and marketing expenses including commission payments to your sales agent; and
•
other costs of doing business.
Risks we assume include:
•
that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and
•
that the costs of providing the services and benefits under the Policies will exceed the charges deducted.
Charges Against Premium
We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) among the Investment Options and the Fixed Account.
•
Front-End Sales Expense Charge: We deduct a front-end sales charge of 1.50% of each Premium Payment. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent.
•
Premium Tax Charge: We deduct a charge of 2.25% of each Premium Payment for state premium taxes that we currently expect to pay. These taxes vary from state to state and currently range from 0.75% to 5.00%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction.
•
Federal Deferred Acquisition Cost Charge: We deduct a charge of 1.25% of each Premium Payment to compensate the Company for expenses associated with its federal income tax liability relating to its receipt of premium.
Charges Against Cash Value
Monthly Deduction Amount: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option’s values attributable to the Policy and the Fixed Account, (unless you select the Allocated Charges Option – see below). We deduct the amount on the first day of each Policy Month (the

Deduction Date). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge and (3) charges for any Riders. These are described below.
•
Cost of Insurance Charge: The cost of insurance charge is the primary charge under your Policy for the Death Benefit we provide you. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the Net Amount at Risk and (2) the cost of insurance rate. Generally, the cost of insurance rate increases each year.
•
There are maximum or guaranteed cost of insurance rates associated with your Policy that are shown on the Policy Summary page of your Policy. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the Insured.
•
The current cost of insurance rates are based on the age, risk class and gender (unless unisex rates are required) of the Insured. The current rates are lower than the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the Initial Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for insureds of the same age, sex, duration and rate class.
•
Policy Administrative Expense Charge: This per thousand charge applies for the first three (3) Policy Years and also applies to increases in the Stated Amount (excluding increases due to the Cost of Living Adjustment Rider and increases in Stated Amounts due to Death Benefit option changes). The amount varies by issue age and will be stated in the Policy. In addition, there is a $6.00 monthly charge until the Maturity Date for Stated Amounts less than $100,000.
•
Charges for Riders: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.
Allocated Charges Option (ACO): You may elect in writing to have us deduct the Monthly Deduction Amount from specified Funds and the Fixed Account rather than from all Funds on a pro rata basis. You may select a maximum of five Funds (including the Fixed Account) to deduct the Monthly Deduction Amount from and you must designate the applicable amount from each specified fund in a whole percentage. In any given month if the value of any specified Fund is insufficient to support its share of the Monthly Deduction Amount, the Monthly Deduction Amount will be taken pro-rata from all Funds.
To elect ACO, you must complete our ACO election form and send it to us. We may modify, suspend or terminate ACO at any time without prior notification.
Surrender Charges: A Policy surrendered for all or a portion of its Cash Value during the first ten (10) Policy Years and for the first ten (10) Policy Years after an increase in Stated Amount is subject to a surrender charge. However, we will not assess a surrender charge on the amount of the increase in Stated Amount on surrenders made within ten Policy Years following an increase in Stated Amount pursuant to a Cost of Living Adjustment Rider or in changing the Death Benefit option. The surrender charge is a per thousand of Stated Amount charge that varies by original issue age and increases with the issue age of the Insured.
The surrender charge decreases by 10% each year over the ten (10) year period. For example, for a 45-year-old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1,000 of Stated Amount, or $646.50; in the tenth year, it is $0.72 for each $1,000, or $108.
Policy Year	Charge ($)	Policy Year	Charge ($)
1	$1,077.00	6	$538.50
2	969.00	7	430.50
3	861.00	8	322.50
4	754.00	9	216.00
5	646.50	10	108.00
The minimum partial surrender amount is $500. If you request a partial surrender, the Death Benefit, Amount Insured and Cash Value will be reduced by the amount surrendered, including any surrender charges. The deduction from the Cash Value will be made on a pro-rata basis against the Cash Value of each Investment Option unless you request otherwise in writing. The portion of the Cash Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. Certain surrenders may result in taxable income and tax penalties. (For additional information please see the Policy Summary, the Fee Tables and Appendices B and C in this prospectus.)
Decreases in the Stated Amount of Insurance. You may request a decrease in the Stated Amount after the second Policy Year. The decrease will be effective on the later of the Deduction Date or immediately following your requested effective date. There is a charge for requested Stated Amount decreases as shown in your Policy Summary and described in the Fee Tables and in Appendices B and C in this prospectus. After any change, the Stated Amount in effect may not be less than the minimum Stated Amount shown on your Policy Summary. We will send you a supplemental Policy Summary reflecting any change. A decrease in the Stated Amount in a substantially funded Policy may produce a cash distribution that is included in your gross income.
Charges Against the Separate Account
Mortality and Expense Risk Charge. We deduct a daily charge for mortality and expense risks at an annual rate of 0.85% of the assets in the Investment Options for the first fifteen (15) Policy Years and 0.20% thereafter. The mortality risk assumed under the Polices is that the Insured may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected. In addition, a portion of the mortality and expense risk charge may be used to pay sales commissions and expenses.
Fund Charges
Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the “Fee Tables” section in this prospectus and the Fund company prospectuses for information on the Fund charges.
Modification, Reserved Rights and Other Charges
We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.
We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.
We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.
We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the

Policies. You do not directly pay these commissions. We intend to recover commissions, marketing, administrative and other expenses and cost of Policy benefits through the fees and charges imposed under the Policies. See “Distribution & Compensation.”
Policy Description

Brighthouse Variable Life is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, cash values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account to which you direct your Net Premium Payments. The Policy is non-participating, which means the Company will not pay dividends on the Policy.
Applying for a Policy
To purchase a Policy, an application on the Insured must be submitted to us with information that includes:
•
Requested Stated Amount (minimum of $50,000 ($75,000 in NY))
•
Death Benefit Option
•
Beneficiary
•
Investment Option selections and
•
Rider selections.
Policies generally will be issued only on the life of an Insured between the ages of 0 and 85. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. A Policy will be issued only after the underwriting process is completed to our satisfaction (Issue Date). The Policy Date is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.
We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.
While your application for the Policy is in underwriting, we may offer you temporary life insurance. To obtain the temporary insurance, you must complete the Policy Application, including the Temporary Insurance Agreement sections and you must make an advance payment. Please see “Terms and Conditions” in the Temporary Insurance Agreement for details on coverage dates and amounts.
When Coverage Begins
Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.
You may request a Policy Date of up to six months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a “back-dated policy”). In many, but not all cases, a younger Age will result in a smaller planned premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

Right to Cancel (free look period)
The law of the state in which your Policy is issued or delivered provides you a Right to Cancel or “free-look” period. The period varies by state but is never less than ten days from the day you receive your Policy. The Right to Cancel period for your Policy will be on the cover of your Policy.
After underwriting is completed to our satisfaction and the Right to Cancel period begins, we will either apply your Net Premium to the Funds and the Fixed Account as you indicate on your application, or we will apply your Net Premium to the available money market fund, depending on the requirements of the state of issue.
To cancel a Policy during the Right to Cancel period, you must send a request in writing along with your Policy to us within the applicable timeframe as set forth in your Policy, and we will make the refund within seven (7) days after we receive your request and returned Policy. Depending on state law we will refund to you either (1) the Policy’s Cash Value plus any charges and expenses which may have been deducted minus any loans or (2) any Premiums Paid minus any Outstanding Loans.
Tax Free Section 1035 Exchanges
You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code (the “IRC”). Before making an exchange of one insurance policy for another, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income tax on the gain and potentially an early withdrawal or other penalty on the exchange. You should not exchange an existing life insurance policy for this one unless you determine, after knowing all the facts and after consulting with a tax adviser, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).
Ownership/Policy Rights
The Policy Owner is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.
•
Assigning the Policy
The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See “Tax Treatment of Policy Benefits.” You should consult a tax adviser before assigning the Policy.
•
Receiving the Maturity Benefit
If the Insured is living on the Maturity Date, we will pay you the Cash Value of the Policy as of the Maturity Date, less any:
1.
Outstanding Loan
2.
Monthly Deduction Amount due but not paid and
3.
Amount payable to an assignee under a collateral assignment of the Policy. Upon maturity, insurance ends and we have no further obligation under the Policy.
•
Changing or revoking a Beneficiary
The Beneficiary is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Home Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.
•
Decreases in the Stated Amount of Insurance
You may request a decrease in the Stated Amount after the second Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:
1.
against the most recent increase in the Stated Amount
2.
to other increases in the reverse order in which they occurred and
3.
to the initial Stated Amount.
A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income. Decreases in the Stated Amount may also result in an assessment of a proportional surrender charge. This charge is determined by dividing the amount of the decrease by the total Stated Amount and multiplying by the full surrender charge that would otherwise be applicable.
•
Changing the Death Benefit Option
You may change the Death Benefit Option from Option 1 (the Level Option) to Option 2 (the Variable Option). This change requires additional underwriting approval.
You may also request a change from Option 2 to Option 1, without additional underwriting approval.
Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before changing the Death Benefit Option. Please see “Death Benefit.”
•
Increases in the Stated Amount (requires additional underwriting approval)
You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 86. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. In addition, your cost of insurance will increase commensurate with the increase in the Stated Amount and in consideration of the attained age of the Insured at the time the increase is requested.
We will require you to submit a new application and evidence of insurability for any requested increase in the Stated Amount. We require evidence of insurability because we issue an additional “insurance segment” associated with the increase. Each insurance segment will have its own issue age, risk class and in certain instances, charges. In this case, we will attribute your Cash Value to each insurance segment in the order they were added to the Policy to compute our insurance risk and to calculate the Cost of Insurance Charge.
If you surrender all or a portion of your Policy, we will apply the corresponding per thousand surrender charge for each insurance segment and then add the surrender charges for each insurance segment together to calculate the amount of the surrender charge.
Written requests for changes should be sent to the Company’s Home Office or you may telephone us at (800) 334-4298. Some of these changes may have tax consequences. You should consult a tax adviser before requesting any of these changes.

Premiums

Amount, Frequency and Duration of Premium Payments
The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (Planned Premium). The amount of your Premium Payment will vary based on factors including: the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due (unless you elect the Lapse Protection Guarantee Rider). If you elect the Lapse Protection Guarantee Rider at issue, there will be a minimum cumulative premium requirement in order to keep the Rider in effect. If you do not meet the minimum cumulative premium requirement on a monthly basis the Rider will lapse. (See the “Lapse and Reinstatement” section for more information on this Rider.)
Prior to the Maturity Date, you may request a change in the amount and frequency of your Planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.
You may make Premium Payments by:
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mailing a check, payable to Brighthouse Life Insurance Company, P.O. Box 371888, Pittsburgh, PA 15250-7888; or
•
by direct checking account deductions (you must complete a pre-authorization collection form); or
•
by wire transfer.
We will not accept cash, money orders or travelers checks. If you send your Premium Payments or transaction requests to an address other than the one we have designated for receipt of such Premium Payments or requests, we may return the Premium Payments to you, or there may be a delay in applying the Premium Payment or transaction to your Policy.
If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a Grace Period will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any outstanding loans.
Allocation of Premium Payments
During the underwriting period, any Premium we receive will be placed in a non-interest bearing account. After underwriting is complete and the Right to Cancel period begins, thereafter we will apply your Net Premium to the Investment Options and the Fixed Account as you indicate on your application (premium allocation instructions).
You may change your premium allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions.
Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.
Values Under Your Policy

Cash Value
Each Policy has a Cash Value that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Cash Value which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy’s Cash Value is the sum of the values held in the Investment Options, the Fixed Account and the Loan Account. A Policy’s Cash Value will change daily, has no guaranteed minimum value and may be more or less than the Premiums paid. We calculate the Policy’s Cash Value each day the New York Stock Exchange is open for trading (a Valuation Date). The period between successive Valuation Dates is called a Valuation Period.
The Cash Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.
Investment Options Valuation
The value of each Investment Option is measured in Accumulation Units. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option’s Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding Net Investment Factor (see below) for the Valuation Period just ended. For example, to calculate Monday’s Valuation Date price, we would multiply Friday’s Accumulation Unit Value by Monday’s Net Investment Factor.
The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.
We determine the Net Investment Factor for any Valuation Period using the following equation:	a	- c
b
a is:
1.
the net asset value per share of the Fund held in the Investment Option as of the Valuation Date plus
2.
the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended plus or minus
3.
a per-share charge or credit, as we may determine on the Valuation Date for tax reserves and
b is:
1.
the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date plus or minus
2.
the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date and
c is the applicable Investment Option deduction for the Valuation Period.
The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option’s investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.
Premium Payments will be credited to your Policy based on the Accumulation Unit Value of the Investment Option next determined after we receive the Premium Payment in good order.
Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Values of the Investment Options involved. Premium payments and transfer requests received in good order at our Home Office before the close of the New York Stock Exchange (NYSE) will be processed according to the Accumulation Unit Value(s) computed following the close of business on that day. Premium payments and transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Fixed Account Valuation
The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:
1.
Net Premium Payments allocated to the Fixed Account since the preceding day
2.
Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day
3.
Interest credited to the Fixed Account since the preceding day, minus
4.
Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day
5.
Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the Cash Value) since the preceding day
6.
Any transfer charges that have been deducted from the Fixed Account since the preceding day
7.
Any surrender amounts, including applicable surrender charges, that have been deducted from the Fixed Account since the preceding day
8.
Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.
Loan Account Valuation
When you borrow money from us using the Policy as collateral for the loan, we transfer an amount equal to the loan from the Investment Options and the Fixed Account to the Loan Account as collateral for that loan. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.66% in Policy Years 1-15 and 4.76% in Policy Years 16 and later on an annual basis. We charge this interest in advance at the beginning of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually.
When we determine a Policy’s Cash Value, the value in the Loan Account (i.e., the amount adjusted for any repayments or additional Policy loans we transferred from the Investment Options and the Fixed Account to secure the loan) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.
Transfers

Transfers of Cash Value
Generally, you may transfer Cash Value among the Investment Options. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.
Restrictions on Frequent Transfers. Frequent requests from Policy Owners to transfer Cash Value may dilute the value of a Fund’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (the “Monitored Funds”) listed below. In addition, as described below, we treat all American Funds Insurance Series portfolios (“American Funds portfolios (as Monitored Portfolios. We monitor the following portfolios:
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
Brighthouse Small Cap Value Portfolio
CBRE Global Real Estate Portfolio
Franklin Small-Mid Cap Growth VIP Fund
High Income Portfolio
Invesco Global Equity Portfolio
Invesco Small Cap Growth Portfolio
MetLife Russell 2000® Index Portfolio
MFS® Research International Portfolio
SSGA Emerging Markets Enhanced Index Portfolio
T. Rowe Price Small Cap Growth Portfolio
Templeton Foreign VIP Fund
Western Asset Core Plus VIT Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more “round-trips” involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within seven calendar days or a transfer out followed by a transfer in within seven calendar days, in either case subject to certain other criteria. We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion.
As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Funds, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we will impose transfer restrictions on the entire Policy and will require future transfer requests to or from any Fund under that Policy to be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under a dollar cost averaging or portfolio rebalancing program are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Fund and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Fund.
In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Fund may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Fund prospectuses for more details.
Restrictions on Large Transfers. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt portfolio management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the portfolio manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
In addition to the foregoing, your right to make transfers is subject to limitations or modifications by us if we determine, in our sole opinion, that the exercise of the right by one or more owners with interests in the Investment Option is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that we consider to be to the disadvantage of other owners. A limitation or modification could be applied to transfers to and from one or more of the Investment Options and could include, but is not limited to: (1) the requirement of a minimum time period between each transfer; (2) not accepting a transfer request from a third party acting under authorization on behalf of more than one owner; (3) limiting the dollar amount that may be transferred by an owner between Investment Options at any one time; or (4) requiring that a transfer request be provided in writing and signed by the owner.
Transfer of Cash Value from the Fixed Account to the Investment Options
You may only transfer amounts from the Fixed Account to any of the Investment Options twice each Policy Year. The amount of each transfer may not exceed the greater of: (a) $500 or (b) 12.5% of the Fixed Account value as of the date we receive your transfer request. We are currently not enforcing these restrictions although we reserve the right to do so in the future. The Fixed Account is not available for transfers to the Investment Options through the Dollar Cost Averaging program. In addition, the Fixed Account is excluded from all Portfolio Rebalancing programs.
Transfer of Cash Value from the Investment Options to the Fixed Account
We reserve the right to limit or deny requests for transfers from any Investment Option into the Fixed Account if, at the time we receive the request: (a) the Fixed Account value is greater than or equal to 30% of the Cash Value of your Policy or (b) the Fixed Account value would become greater than or equal to 30% of your Policy’s Cash Value as a result of the requested transfer. We are currently not enforcing these restrictions although we reserve the right to do so in the future.
Telephone Transfers
The Policy Owner may make a transfer request in writing by mailing the request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling (800) 334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company’s liability for any losses due to fraudulent telephone transfer requests.
Dollar Cost Averaging (DCA Program)
You may establish automated transfers of Cash Value on a monthly or quarterly basis from any Investment Option to any other available Investment Option by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $5,000 of Cash Value in the Investment Option from which amounts will be transferred out of to enroll in the DCA Program. The minimum automated transfer amount is $100.
For example, if have $10,000 in the MetLife Stock Index Investment Option, you could elect the DCA Program and direct us to transfer $500 per month to the Invesco Comstock Investment Option. On each monthly anniversary $500 would be transferred from the MetLife Stock Index Investment Option to the Invesco Comstock Investment Option until the Cash Value in the Invesco Comstock Investment Option was depleted, unless you terminate the DCA Program before that time.
You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days’ notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.
Before transferring any part of your Cash Value, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.
The Fixed Account is not eligible for participation in the Dollar Cost Averaging program.
Portfolio Rebalancing
This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy to help keep your investments properly aligned with your investment strategy. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form. The Fixed Account is excluded from all rebalancing program transactions.
For example, if you elect the Portfolio Rebalancing Program and opt for an equal allocation between the Frontier Mid Cap Growth Investment Option and the MFS Total Return Investment Option (50% in each), and at the next quarterly rebalance date the Frontier Mid Cap Growth Investment Option has $6,000 of Cash Value and the MFS Total Return Investment Option has $4,000 of Cash Value, then $1,000 would be transferred from the Frontier Mid Cap Growth Investment Option to the MFS Total Return Investment Option in order to rebalance to the desired 50/50 split.

Death Benefit

If your Policy is in effect on the date of the Insured’s death, we will pay your Beneficiary a Death Benefit. We may reduce the Death Benefit payable as discussed below under “Paying the Death Benefit and Payment Options.” All or part of the Death Benefit may be paid in cash or applied to one or more of the Payment Options described in the following pages.
You may select one of two Death Benefit Options when you purchase the Policy. The amount of the Death Benefit will depend on which Death Benefit Option you select. However, as long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loans and unpaid Monthly Deduction Amount.
Option 1 (the Level Option)
The Death Benefit will be equal to the Stated Amount of the Policy on the date of the Insured’s death or, if greater, the Minimum Amount Insured as of the date of the Insured’s death.
Option 2 (the Variable Option)
The Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured’s death or, if greater, the Minimum Amount Insured as of the date of the Insured’s death.
In order to be treated as life insurance under federal tax law, the Policy’s Death Benefit must meet or exceed the minimum requirements of either the Guideline Premium Test or the Cash Value Accumulation Test (the Minimum Amount Insured). These tests generally impact the Death Benefit when a Policy Owner has a relatively large Cash Value in relation to the Stated Amount. This Policy uses the Guideline Premium Test.
Under the Guideline Premium Test, a Policy’s Death Benefit will not be less than the Policy’s Cash Value times the corridor factor under the Code. The corridor factors, which require that the Death Benefit be greater than the Policy’s Cash Value by a percentage that decreases over time, are shown in your Policy. The following is a summary of the percentages. For attained ages not shown, the percentages decline pro rata each year.
Attained Age of the Insured	Corridor Factors
0-40	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
95+	100%
The investment performance of the Funds, expenses and deduction of charges all impact Cash Value. In some circumstances, the Death Benefit may vary with the amount of the Cash Value. Under Death Benefit Option 1, the Death Benefit will vary with the Cash Value whenever the Cash Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Cash Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured’s death (or if greater, the Minimum Amount Insured as of the date of the Insured’s death). Finally, if the investment performance of the Funds is too low and the Cash Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium, your Policy may lapse and no coverage will be in effect.

Death Benefit Examples
The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under each Death Benefit Option. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy Loan.
Option 1 – Level Death Benefit
In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).
EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit of the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.
EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).
Option 2 – Variable Death Benefit
In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured’s death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).
EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.
EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).
Changing the Death Benefit Option
You may change the Death Benefit Option by sending a written request to the Company. With some changes from Option 2 (Variable Benefit) to Option 1 (Level Benefit), involving substantially funded Policies, there may be a cash distribution, which is included in gross income. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $50,000. A change from Option 1 to Option 2 is also subject to underwriting. Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before making any change.
Paying the Death Benefit and Payment Options
Death Benefits are payable within seven days after we receive satisfactory proof of the Insured’s death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is alive when the Insured has died, the Death Benefit will be paid to the Policy Owner, if alive, otherwise, the Death Benefit will be paid to the Policy Owner’s estate. In addition, we may defer payment of proceeds that exceed the Cash Value for up to six months from the date of the request for the payment.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, and after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Policy Owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your Policy’s Death Benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your Beneficiary designation—including complete names and complete address—if and as they change. You should contact our Home Office in order to make a change to your Beneficiary designation.
If the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply (see “Limits on Right to Contest and Suicide Exclusion”). In addition, if the Insured dies during the 31-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due, then the Death Benefit actually paid to the Policy Owner’s Beneficiary will be reduced by the amount of the Monthly Deduction Amount that is due and unpaid.
We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects another of the Company’s Payment Options. We may defer payment of proceeds, which exceed the Cash Value for up to six months from the date of the request for payment. A combination of options may be used. The minimum amount that may be placed under a Payment Option is $5,000 unless we consent to a lesser amount. Proceeds applied under a Payment Option will no longer be affected by the investment experience of the Investment Options.
The following Payment Options are available under the Policy:
OPTION 1 — Payments of a fixed amount
OPTION 2 — Payments for a fixed period
OPTION 3 — Amounts Held at Interest
OPTION 4 — Monthly Life Income
OPTION 5 — Joint and Survivor Level Amount Monthly Life Income
OPTION 6 — Joint and Survivor Monthly Life Income — Two-Thirds to Survivor
OPTION 7 — Joint and Last Survivor Monthly Life Income — Monthly Payment Reduces on Death of First Person Named
Refer to your Policy for details regarding the Payment Options.
We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.
Benefits at Maturity

If your Policy is in effect on the Maturity Date, we will pay the Policy’s Cash Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.
We offer two riders, the Maturity Extension Rider and the Coverage Extension Rider that may extend your coverage beyond the Policy’s Maturity Date. However, the tax consequences of continuing the Policy beyond the Maturity Date are unclear. You should consult your tax adviser before electing the rider to assess any potential tax liability. Details about these riders are in the “Other Benefits Available Under the Policy” section below.

Other Benefits Available Under The Policy

In addition to the standard death benefit(s) associated with your Policy, other standard and/or optional benefits may also be available to you. The following table(s) summarize information about those benefits. Information about the fees associated with each benefit included in the table(s) may be found in the fee table in this prospectus. The optional benefits described below may not be added to an existing Policy and therefore are no longer available.
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Accidental Death Benefit Rider	Increases Death Benefit if death is due to accident	Optional	●Insured’s death must occur within 90 days after the accident ●Benefit not payable in specified circumstances (e.g., death due to war) ●Insured’s death must occur prior to age 70
Accelerated Death Benefit Rider	Pays a portion of the Death Benefit in event of terminal illness or permanent confinement to a nursing care facility	Optional
●Must request at least
$10,000
●For terminal illness,
amount requested
cannot exceed the
lesser of 50% of the
Eligible Life Insurance
Proceeds or $240,000
●For Nursing Care
Facility confinement,
amount requested
cannot exceed the
lesser of 25% of the
Eligible Life Insurance
Proceeds or $240,000

Child Term Insurance Rider	Provides coverage on Insured’s children	Optional	●Insured child must be less than 18 years old ●Coverage on child terminates no later than the child’s 25th birthday ●Coverage may be converted to permanent insurance
Cost of Living Adjustment Rider	Allows automatic increases in Stated Amount based on increases in the Consumer Price Index	Optional	●Increase in Stated Amount determined on Policy Anniversary ●Total of increases cannot exceed the limit specified in Policy Summary

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Coverage Extension Rider	Allows the Policy to continue in force beyond the Maturity Date	Optional
●Only available if the
Insured’s Issue Age is
80 or younger
●Policy will be
continued until the
earlier of the Insured’s
death or full surrender
of the Policy
●Death Benefit after
the Maturity Date will
be the Amount
Insured less any loan
amount (and any
amount paid under a
collateral assignment)

Lapse Protection Guarantee Rider (Lifetime)	Prevents Policy from lapsing even if Cash Surrender Value is insufficient to pay Monthly Deduction Amount	Optional	●Only available with Death Benefit Option 1 ●A specified amount of premium must be paid to keep the guarantee in force ●The required premium increases after the 10th Policy Year
Lapse Protection Guarantee Rider (20 year)	Prevents Policy from lapsing in the first 20 Policy Years even if Cash Surrender Value is insufficient to pay Monthly Deduction Amount	Optional	●Only available with Death Benefit Option 1 ●A specified amount of premium must be paid to keep the guarantee in force
Maturity Extension Rider	Allows the Policy to continue in force beyond the Maturity Date	Optional
●Only available if the
Insured’s Issue Age is
between 81 and 85
●Policy will be
continued until the
earlier of the Insured’s
death or full surrender
of the Policy
●Death Benefit after
the Maturity Date will
be the Cash Value less
any loan amount (and
any amount paid
under a collateral
assignment)

Return of Premium Rider	Provides increases in Stated Amount to offset premium outlays	Optional	●Stated Amount is increased on each Policy Anniversary ●The maximum sum of increases is specified in the Policy Summary

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Specified Amount Payment Rider	Credits a specified amount to Cash Value in the event of Insured’s disability	Optional
●Disability must occur
prior to the Insured’s
65th birthday
●Insured must be under
a “disability” as
defined in the rider
and meet other
conditions set forth in
the rider
●The Specified Amount
may be increased or
decreased while the
rider is in force

Spouse Term Insurance Rider	Provides insurance on the Insured’s spouse	Optional	●Coverage may be increased after the second Policy Year but cannot be decreased ●Coverage may be converted to permanent insurance
Waiver of Deduction Amount Rider	Provides for waiver of the Monthly Deduction Amount in the event of disability	Optional
●Disability must occur
prior to the Insured’s
65th birthday
●Insured must be under
a “disability” as
defined in the rider
and meet other
conditions set forth in
the rider
●An Option 1 Death
Benefit will
automatically be
changed to Option 2
if the Insured
becomes disabled

Dollar Cost Averaging	Cash Value is transferred periodically from any Investment Option to any other Investment Option	Standard	●Investment Option from which transfers are made must have at least $5,000 of Cash Value ●The Fixed Account cannot be used
Portfolio Rebalancing	Cash Value is automatically reallocated periodically among Investment Options to return the allocation to specified percentages	Standard	●Allocatioins can only be made among Investment Options; the Fixed Account cannot be used
Additional Information About Other Benefits
The additional benefits described above can be added to the Policy by rider when the Policy is issued, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction Amount. The rider benefits available with the Policy provide fixed benefits that do not vary with the investment experience of the Separate Account.

Accidental Death Benefit Rider, which for an additional fee provides for the payment of an additional Death Benefit in the event of the Insured’s death by accident. The amount of this Death Benefit is shown in the Policy Summary.
Key limitations associated with this rider include the following:
•
The accidental Death Benefit will be paid only if, among other conditions, the Insured’s death occurs within 90 days after the accidental bodily injury.
•
The benefit is not payable in certain circumstances, such as death due to war, suicide, or mental illness.
•
The rider will terminate, in addition to other events, when the Insured attains age 70.
If you purchased this rider and both the Policy and rider were in force at the death of the Insured and the death was accidental (as defined in the rider), the Beneficiary would receive an additional Death Benefit under this rider. For example, if the Policy Death Benefit was $100,000 and the additional Death Benefit under this rider was $50,000, the Beneficiary in this scenario would receive a Death Benefit totaling $150,000.
Accelerated Benefits Rider, which for an additional fee allows you to accelerate payment of part of the Policy’s Death Benefit if the Insured is terminally ill or permanently confined to a nursing care facility. We treat the Accelerated Benefit as a lien against the Policy and charge you interest at a rate not to exceed the greater of 8% or the current 90-day U.S. Treasury Bill rate in effect on the day the Accelerated Benefit is paid. Upon the death of the Insured, the Policy’s Death Benefit will be reduced by the Accelerated Benefit paid and the interest accrued on the Accelerated Benefit.
Key limitations associated with this rider include the following:
•
The Accelerated Benefit requested must be at least $10,000 and you may request only one Accelerated Benefit.
•
For terminal illness, the Accelerated Benefit paid cannot exceed the lesser of 50% of the Eligible Life Insurance Proceeds (i.e., the Policy’s Stated Amount, plus term insurance on the Insured (if any), less any loan amount) or $240,000. For permanent confinement to a nursing care facility, the maximum Accelerated Benefit is the lesser of 25% of the Eligible Life Insurance Proceeds or $240,000.
•
No Accelerated Benefit will be paid if the Policy is within two years of the Maturity Date.
•
Among the events that result in termination of the rider is if the Benefit Payment Lien plus the accrued interest thereon equals the Death Benefit.
If you added this rider to your Policy and both the Policy and rider were in force when the Insured was determined to be terminally ill (per the terms of the rider) or was permanently confined to a nursing care facility, you could request an acceleration of some of the Death Benefit (subject to the minimums and maximums). For example, assume the Policy’s Stated Amount was $100,000 and you requested the maximum Accelerated Benefit of $50,000 (50% of $100,000). We would establish a Benefit Payment Lien of $50,000 against the Death Benefit and begin charging interest at the lesser of 8% or the current 90-day U.S. Treasury Bill rate. The interest charge would be added daily to the Benefit Payment Lien. Upon death, the Death Benefit would be reduced by the amount of the Benefit Payment Lien.
Child Term Insurance Rider, which for an additional fee provides term insurance on the lives of children of the Insured. Under the rider, we pay the Child Term Benefit to the Beneficiary upon the death of the insured child while the rider is in force.
Key limitations associated with this rider include the following:
•
To become an insured, a child must be at least 15 days old and no more than 17 years old. Coverage terminates no later than the insured child’s 25th birthday.
•
The rider will terminate, in addition to other events, if the base Policy lapses or is surrendered.
If you purchased this rider on your Policy for a coverage amount of $5,000 and one of your children were to die while your Policy and this rider were still in force, we would pay a $5,000 Death Benefit to the Beneficiary.
Cost of Living Adjustment Rider, which for an additional fee, will provide increases in the Policy’s Stated Amount on each Policy Anniversary based on changes in the Consumer Price Index (CPI). The increase is determined by multiplying the number of Cost of Living Units shown on the Policy Summary by the ratio of (A) divided by (B), where

(A) is the change in the CPI between the current Policy Anniversary and the later of the effective date of the last increase and the effective date of the Rider; and (B) is the CPI on the effective date of the rider.
Key limitations associated with this rider include the following:
•
An increase in Stated Amount under the rider cannot exceed the Maximum Increase Amount shown in the Policy Summary,
•
The total of increases provided by the rider cannot exceed the Total Increase Limit shown in the Policy Summary.
•
The rider will terminate, in addition to other events, if the Policy’s Stated Amount is decreased or if the Total Increase Limit has been reached.
Coverage Extension Rider, which allows the Policy to continue in force beyond the Maturity Date and until the Insured’s death or surrender of the Policy. The Death Benefit after the Maturity Date will be equal to the Amount Insured as of the date of death, minus any loan amount and any amounts payable under a collateral assignment of the Policy.
Key limitations associated with this rider include the following:
•
The rider is only available if the Insured’s Issue Age is 80 or younger.
•
Any past due Monthly Deduction Amounts must be paid by the Maturity Date in order for the rider to be effective.
•
Additional premiums will not be accepted after the Maturity Date except for premiums necessary to prevent the Policy from lapsing.
•
The income tax treatment of benefits paid under the rider are not certain. You should consult your tax adviser before continuing your Policy under the rider.
If you continue your Policy under the rider, at the Maturity Date the Policy will not terminate and the Cash Surrender Value will not be paid to you at that time. Instead, the Policy will continue in force until your death unless you decide to surrender it.
Lapse Protection Guarantee Rider (Lifetime), which provides that if, during the life of the Insured, the total premiums paid, less any outstanding loans or partial surrenders equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply, and the Policy will not lapse even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due. The Monthly Lapse Protection Premium will change to reflect any changes you make to the Stated Amount or riders under the Policy.
Key limitations associated with this rider include the following:
•
The rider is only available if you chose Death Benefit Option 1.
•
The Lapse Protection Guarantee will terminate, among other events, if the cumulative premiums paid as of any Monthly Deduction date are less than the total Monthly Lapse Protection Premiums required to keep the rider in force.
•
The Monthly Lapse Protection Premium will increase after the 10th Policy Year.
If you purchased this rider and have paid sufficient premiums to keep the Policy and the rider in force, the Policy will not lapse even if there is not enough Cash Surrender Value to cover the Policy’s Monthly Deduction Amount. For example, if on a monthly anniversary the Policy’s Cash Surrender Value was $100 and the Monthly Deduction Amount due was $200, as long as the conditions of this rider have been met, the Policy would remain active despite the shortfall in Cash Value.
Lapse Protection Guarantee Rider (20 Year), which provides that if, during the first 20 Policy Years, the total premiums paid, less any outstanding loans or partial surrenders equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply, and the Policy will not lapse even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due. The Monthly Lapse Protection Premium will change to reflect any changes you make to the Stated Amount or riders under the Policy.

Key limitations associated with this rider include the following:
•
The rider is only available if you chose Death Benefit Option 1.
•
The Lapse Protection Guarantee will terminate, among other events, if the cumulative premiums paid as of any Monthly Deduction date is less than the total Monthly Lapse Protection Premiums required to keep the rider in force.
If you purchased this rider and have paid sufficient premiums to keep the Policy and the rider in force, the Policy will not lapse even if there is not enough Cash Surrender Value to cover the Policy’s Monthly Deduction Amount. For example, if on a monthly anniversary the Policy’s Cash Surrender Value was $100 and the Monthly Deduction Amount due was $200, as long as the conditions of this rider have been met the Policy would remain active despite the shortfall in Cash Value.
Maturity Extension Rider, which allows the Policy to continue in force beyond the Maturity Date. The Policy will be continued until the earlier of the Insured’s death or the receipt of a request for full surrender. The Death Benefit after the Maturity Date will be equal to the Cash Value as of the date of death, minus any loan amount and any amounts payable under a collateral assignment of the Policy.
Key limitations associated with this rider include the following:
•
The rider is only available if the Insured’s age on the Issue Date is between 81 and 85.
•
Additional premiums will not be accepted after the Maturity Date except for premiums necessary to prevent the Policy from lapsing.
•
The income tax treatment of benefits paid under the rider are not certain. You should consult your tax adviser before continuing your Policy under the rider.
Return of Premium Rider, which provides annual increases to the Policy’s Stated Amount on each Policy Anniversary. The amount of each annual increase will be equal to the sum of the total amount of increases that have been provided under this Rider as of the preceding Policy Anniversary; multiplied by the Return of Premium Rate shown in the Rider; plus the total premiums received by us and applied to the Policy during the preceding Policy Year multiplied by 100% plus the Return of Premium Rate.
Key limitations associated with this rider include the following:
•
There is a maximum sum of increases provided under the rider and once the maximum is reached, no further increases will be allowed.
•
Although there is no charge for the rider, Cost of Insurance Charges for the increases in Stated Amount will apply.
If you purchased this rider, the Stated Amount of your Policy would generally be increased each year that you made a Premium Payment in order to return that payment upon the death of the Insured. The exact amount of the increase would be determined in accordance with the formula described above.
Specified Amount Payment Rider, which for an additional fee, provides for the crediting of a Specified Amount to the Cash Value on each Policy Anniversary in the event of the Insured’s total disability. You select the Specified Amount. The first amount credited to the Cash Value will be equal to the result of (A) x (B) divided by twelve, where: (A) equals the Specified Amount; and (B) equals the number of months from the start of the Insured’s disability to the first Policy Anniversary that follows the start of the disability. You may increase or decrease the Stated Amount while the rider is in force.
Key limitations associated with this rider include the following:
•
The Insured must be under a disability as defined in the rider and meet other conditions set forth in the rider; if the Insured’s disability ends, all benefits under the rider will cease.
•
If disability occurs before age 60, we will pay benefits under the rider until the Maturity Date; if disability occurs between age 60 and age 65, we will pay benefits until the Insured’s age 65; and if disability occurs on or after age 65 we will pay no benefits under the rider.
•
The rider will terminate, in addition to other events, on the Maturity Date.

If you purchased this rider, and the Insured were to become disabled (as defined in the rider) while the Policy and this rider were still in force, we would credit the Specified Amount to the Cash Value while the Insured was disabled. For example, if the Specified Amount was $100, we would credit $100 to the Cash Value on the Policy Anniversary.
Spouse Term Insurance Rider, which for an additional fee, provides term insurance on the life of the spouse of the Insured. Under the rider, we pay the Spouse Term Insurance Benefit to the Beneficiary upon the death of the insured spouse while the rider is in force.
Key limitations associated with this rider include the following:
•
The Spouse Term Insurance Benefit cannot be increased; however, it can be decreased after the second Policy Anniversary.
•
The rider will terminate, in addition to other events, if the base Policy lapses or is surrendered.
If you purchased this rider on your Policy for a coverage amount of $50,000 and the Insured’s spouse were to die while the Policy and the rider were still in force, we would pay a $50,000 Death Benefit to the Beneficiary.
Waiver of Deduction Amount Rider, which, for an additional fee, provides for waiver of the Monthly Deduction Amount in the event of the disability of the Insured.
Key limitations associated with this rider include the following:
•
The Insured must be under a disability as defined in the rider and meet other conditions set forth in the rider; if the Insured’s disability ends, all benefits under the rider will cease.
•
If disability occurs before age 60, we will pay benefits under the rider until the Maturity Date; if disability occurs between age 60 and age 65, we will pay benefits until the Insured’s age 65; and if disability occurs on or after age 65 we will pay no benefits under the rider.
•
The rider will terminate, in addition to other events, on the Maturity Date.
If you purchased this rider, and the Insured were to become disabled (as defined in the rider) while the Policy and this rider were still in force, we would waive the Monthly Deduction Amounts and would restore to the Cash Value any Monthly Deduction Amount that was paid during the disability.
Policy Surrenders

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. (See “Tax Treatment of Policy Benefits.”)
Full Surrender
You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary’s consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary’s consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Cash Value, minus any outstanding Policy loans and benefits received under the Accelerated Death Benefit Rider, and any surrender charge. We will pay you within seven (7) days after we receive your request in good order. The Policy will terminate on the date we receive your request.
Partial Surrender
You may request a partial surrender of the Policy. You should contact your financial representative or the Company’s Home Office for information on partial surrender procedures. The minimum partial surrender amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered plus any applicable surrender charge pro rata from all your selected Investment Options and the Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Cash Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within 7 days after we receive your request.

In addition to reducing the Policy’s Cash Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. Under Option 1 (the Level Option), the Policy’s Stated Amount will be reduced by the surrender amount. Under Option 2 (the Variable Option), the Policy’s Cash Value, which is part of the Death Benefit, will be reduced by the surrender amount. We may require you to return the Policy to record this reduction.
Policy Loans

While the Policy is in force, you may borrow money using the Policy as the only security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. (See “Federal Tax Considerations.”)
Please contact your financial representative or the Company’s Home Office for information on procedures for requesting loans.
Loan Conditions
•
You may borrow up to 100% of the Policy’s Cash Value, minus surrender charges. We determine Cash Value on the day we receive the loan request in accordance with our procedures. We will charge you interest on the amount of the loan.
•
The loan request must be at least $500, except where state law requires a different minimum.
•
To secure the loan, we transfer an amount equal to the loan from the Investment Options and the Fixed Account to the Loan Account. We make the transfer from the Investment Options on a pro rata basis, unless you give us different allocation instructions. The portion of the loan transferred from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A loan from the Fixed Account in an amount greater than this proportionate amount is not permitted.
•
Amounts in the Loan Account earn interest at a rate of 4% per year in arrears.
•
We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request. We may postpone the payment of the loans under certain conditions.
•
We charge interest on the outstanding amount of your loan(s), and you must pay this interest in advance, at the beginning of each Policy Year, at the rate shown below. (The rate may be different in some states, but the difference between the interest rate we charge and the interest rate we credit will never be greater than 2.00%, please see your Policy.) Interest not paid when due will be added to the amount of the loan, and will bear interest at the same rate (resulting in an effective annual loan interest rate of 6.00% in the first 15 Policy Years, and 5% thereafter, on the loan amount outstanding at the beginning of the Policy Year). When you take a loan, we will calculate an interest charge from the date of the loan until the beginning of the next Policy Year, at the rate shown below, and we will add that interest to the amount of your loan. You may choose to pay interest in order to avoid any additional interest charge thereon. We will transfer the amount of the unpaid interest from the Investment Options on a pro rata basis to the Loan Account. The portion of the unpaid loan interest transferred from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date the unpaid loan interest is added to the Outstanding Loan. If you have an Outstanding Loan and request a second loan, we will add the amount of Outstanding Loan to the loan request. The table below shows the interest rates we will charge.
•
As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options based on your current premium allocations.
•
We will deduct any unpaid loan amount, including interest you owe, from your Cash Value when you surrender the Policy and from the Death Benefit proceeds payable.
•
If any unpaid loan amount, including any interest you owe, causes the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period. (See “Lapse and Reinstatement.”)

POLICY YEARS	RATE CHARGED
1 — 15	5.66%
16 and later	4.76%

•
You may repay all or a part of your Outstanding Loans at any time while the Insured is alive by sending the repayment to our Home Office.
•
Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a premium payment to the Policy.
Effects of Loans
A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.
There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. (See “Tax Treatment of Policy Benefits.”) In addition, the tax consequences of a loan after the fifteenth Policy Year are uncertain.
You should consult a tax adviser before taking out a loan.
We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.
Lapse and Reinstatement

Lapse
Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due.
Grace Period
After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.
As long as there is an Outstanding Loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the Outstanding Loan and not as an additional Premium Payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Cash Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.
If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any Outstanding Loan.
Lapse Protection Guarantee Rider (Lifetime)
This rider is available only with Death Benefit Option 1 (the Level Option). The Rider provides that if, during the lifetime of the Insured, the total premiums paid, less any outstanding loans or partial surrenders, equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. The Monthly Lapse Protection Premium is primarily based on the sex, underwriting classifications, Age of the Insured and the Stated Amount of the Policy. With this Rider, the Policy will not lapse on a monthly deduction day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due.
The Monthly Lapse Protection Premium will change to reflect any increases you make to the Stated Amount or changes to Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing the new Monthly Lapse Protection Premium that must be met. The Rider will be cancelled if you switch to Death Benefit Option 2 (the Variable Option).
Lapse Protection Guarantee Rider (20 Years)
This 20 Year rider is available only with Death Benefit Option 1 (the Level Option). The 20 Year Rider provides that if, during the first 20 Policy Years, the total premiums paid, less any outstanding loans or partial surrenders, equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. The Monthly Lapse Protection Premium is primarily based on the sex, underwriting classifications, Age of the Insured and the Stated Amount of the Policy. With this Rider, the Policy will not lapse on a monthly deduction day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due.
The Monthly Lapse Protection Premium will change to reflect any increases you make to the Stated Amount or changes to the Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing the new Monthly Lapse Protection Premium that must be met. The 20 Year Rider will be cancelled if you switch to Death Benefit Option 2 (the Variable Option).
Reinstatement
You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:
1.
the Policy was not surrendered for cash
2.
you furnish us with acceptable evidence of insurability
3.
you pay all past due Monthly Deduction Amounts
4.
you pay Premium Payments equaling the next three Monthly Deduction Amounts (subject to state law); and
5.
you pay the amount of any Outstanding Loan.
Upon reinstatement, the Policy’s Cash Value will be the amount provided by the Premium Payments you made, plus any Cash Value as of the date of lapse.
Federal Tax Considerations

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including but not limited to, the tax status of the Policy Owner and the tax treatment of the Policy (whether it is a Modified Endowment Contract). This tax treatment is highly complex. The following summary provides a general description of the material federal tax consequences to the Policy owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company’s understanding of the federal income tax laws as currently interpreted by the U.S. Treasury (“Treasury”) and the Internal Revenue Service (“IRS”). The Company cannot guarantee that those laws or interpretations will remain unchanged.
It should be understood that this is not an exhaustive discussion of all tax questions that might arise under the Policies. No attempt has been made to address any foreign, state or local tax considerations that may arise in connection with a Policy. For complete information, a qualified tax or legal adviser should be consulted.

Potential Benefits of Life Insurance
A life insurance contract, including the Policy, is a unique financial instrument that along with providing protection for premature death, also provides a number of potential tax advantages including:
•
Income tax-free death benefits (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes if the requirements of Section 101 of the Internal Revenue Code of 1986, as amended (“IRC” or the “Code”) are satisfied.)
•
Income tax-free growth of policy cash values (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn — including tax-free transfers among the Investment Options, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)
•
Income tax-free access to cash value through loans and/or withdrawals (e.g., under certain circumstances, such as where you adhere to certain premium limits, a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)
Whether and how these benefits may be utilized is largely governed by IRC Sections 7702, 7702A, 817 and 101. These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.
In sum, these federal tax laws, among numerous other things, establish the following:
•
A definition of a life insurance contract
•
Diversification requirements for separate account assets
•
Limitations on policy owner’s control over the assets in a separate account
•
Guidelines to determine the maximum amount of premium that may be paid into a policy
•
Limitations on withdrawals from a policy
•
Qualification testing for all life insurance policies that have cash value features.
Tax Status of the Policy
Definition of Life Insurance
In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under Section 7702 of the Code. Complying with either the cash value accumulation test or the guideline premium test set forth in IRC Section 7702 will satisfy this definition. This Policy uses the guideline premium test. Guidance as to how IRC Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.
The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes. The death benefit under a Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under Section 7702 of the Code, as in effect on the date the Policy was issued.
Diversification
In addition to meeting the definition of a life insurance contract in IRC Section 7702, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be “adequately diversified” pursuant to Section 817(h) of the Code. If fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, there could be adverse consequences under the diversification rules.

The Separate Account, through the funds, intends to comply with these requirements. Although the Company does not control the funds, the Company intends to monitor the investments of the mutual funds to ensure compliance with these diversification requirements.
Investor Control
In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner’s gross income each year.
The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those separate account assets, such as the ability to exercise investment control over the assets. While we believe that the Policy does not give the Policy Owner investment control over the separate account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the separate account assets supporting the Policy.
Tax Treatment of Policy Benefits
The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.
In General
The Company believes that the Death Benefit under the Policy will be excludable from the gross income of the Beneficiary under IRC Section 101(a)(1); unless the Policy has been transferred for value and no exception to the transfer for value rules set forth in the IRC Section 101 (a) (2) applies.
In the case of employer-owned life insurance as defined in IRC Section 101(j), the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director or recently employed. There are also exceptions for policy proceeds paid to an employee’s heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the Death Benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.
In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution or a deemed distribution. (See discussion of “Modified Endowment Contracts” below.) Depending on the circumstances, the exchange of one life insurance policy for another, a change in the policy’s face amount, a change in the policy’s death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding Indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. Furthermore, such actions may have Federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.
The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a “Modified Endowment Contract.”
Modified Endowment Contracts
Special tax considerations apply to “Modified Endowment Contracts” (“MEC”). A MEC is defined under tax law as any policy that satisfies the present definition of a life insurance contract under IRC Section 7702 but which fails to satisfy a 7-pay test set forth in IRC Section 7702A. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun to determine whether the policy constitutes a MEC. A decrease to the stated amount of the Policy may cause a re-test under the 7-pay test and could cause your Policy to become a MEC.
Any policy issued in exchange for a MEC will be subject to the tax treatment accorded to MECs. However, in general, any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.
Loans and partial withdrawals from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner’s investment in the policy) immediately before the distribution.
The law also imposes an additional 10% tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from MECs to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59½, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer’s life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. The foregoing exceptions generally do not apply to a Policy Owner which is a non-natural person such as a corporation.
If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC if due to subsequent changes to the Policy, it later becomes a MEC.
For purposes of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner’s gross income at the time of a distribution from any such contract.
The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in “Tax Treatment of Policy Benefits.” Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of a MEC after age 59½ will have the same tax consequences as life insurance policies generally as described above in “Tax Treatment of Policy Benefits.”
Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.
Distributions from Policies Not Classified as Modified Endowment Contracts
Distributions from a policy that is not classified as a modified endowment contract are generally treated as first non-taxable recovering the investment in the policy (described below) and then, only after the return of all such investment in the Policy, as gain taxable as ordinary income. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued where, as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.
Loans from, or secured by, a policy that is not a MEC are generally not treated as taxable distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy’s maturity date, if the amount received plus the amount of indebtedness discharged exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.
Treatment of Loan Interest
If there is any borrowing under which the Policy is pledged as security or otherwise serves as collateral, the interest paid on loans will generally not be tax deductible. Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity’s interest deduction even where such entity’s indebtedness is in no way connected to the Policy, unless the insured is an employee, officer, director or 20% owner.
Acceleration of Death Benefit Rider
Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the Policy Owner except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of requesting payment under this rider.
Investment in the Policy
Investment in the policy generally includes the aggregate amount of premiums or other consideration paid for the policy, reduced by non-taxable distributions.
Business Uses of Policy
Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of IRC Section 101(j) may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser.
Transfer of Issued Life Insurance Policies to Third Parties
If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer may be taxable. As noted above, the Death Benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC Section 6050Y and applicable tax regulations. You should consult with a qualified tax adviser for additional information prior to transferring the Policy.
Tax Credits and Deductions
The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy Owners since the Company is the owner of the assets from which the tax benefits are derived.
Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
In 2025, federal tax law provides for a $13,990,000 gift, estate and generation-skipping transfer tax exemption, which will be indexed for inflation in subsequent years. Current law provides that this exemption amount may sunset for tax years after December 31, 2025 and a lower exemption amount may be applicable unless the law is changed.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Insurable Interest
The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured’s death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the life insurance carrier, to determine the existence of insurable interest in the life of the Insured under applicable state law.
The Company’s Income Taxes
The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company’s obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.
Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Account.
Distribution & Compensation

Distribution
We have entered into a distribution agreement with our affiliate, Brighthouse Securities, LLC (“Distributor”), for the distribution of the Policies. Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their financial representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at (800) 289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
We and Distributor entered into selling agreements with broker-dealers (“selling firms”) for the sale of the Policies through their financial representatives.
The Policies are no longer offered for sale.
Compensation
Commissions and Other Cash Compensation. All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. A selling firm or a sales representative of a selling firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another due to differing compensation rates.
We generally pay compensation as a percentage of Premium Payments invested in the Policy. In addition, we pay periodic asset-based commission based on all or a portion of the Cash Value. The amount and timing of overall compensation, which includes both commissions and the additional compensation mentioned above, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker- dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. When these additional payments are taken into account, the amount of overall compensation, including both commissions and additional compensation as outlined below, is not expected to exceed 99% of the target premium and 4% of excess premium paid in the first Policy Year. The maximum compensation payable will not exceed 27% of the annual renewable premium paid after Policy Year 1. The preceding expected maximum overall compensation rates are based on the assumption that the broker-dealers who have selling agreements with Distributor will have clients that make a certain minimum amount of Premium Payments over the course of the year. If this assumption proves to be inaccurate, the actual overall compensation rates may be higher than the preceding expected maximum overall compensation rates.
Other Payments. Distributor may enter into preferred distribution arrangements with selected selling firms under which the selling firm may receive additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which may be a flat fee, or depend on cumulative periodic (usually quarterly) sales of our insurance products (including the Policies). Marketing allowance payments may also vary depending meeting thresholds in the sale of certain of our insurance products. They may also include payments we make to cover the cost of marketing or other support services provided for or by financial representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm’s line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ sales representatives.
These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.
We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor’s management team and other expenses of distributing the Policies. Distributor’s management team and financial representatives may also be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and similar items.
In addition to the distribution arrangements discussed above, Distributor has entered into wholesaling agreements with wholesaling firms to provide marketing and training support services to selling firms and the financial representatives of selling firms.  These services may include, but not be limited to, training and promotional support for the solicitation, sale and on-going servicing of the Policies by the selling firms.  Distributor pays compensation to wholesaling firms in connection with these services.
Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.
Other Policy Information

Valuation and Payment
You may send your written requests for payment to our Home Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump-sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured’s death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay our Death Benefit proceeds in a lump-sum or under an optional payment plan.
Suspension of Valuation and Postponement of Payment
We reserve the right to suspend valuation and postpone payment of any surrender, partial surrender, policy loan, or Death Benefit proceeds that involves a determination of Cash Value in the Separate Account in any case whenever:
1.
the New York Stock Exchange or any stock exchange in which a Fund invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority; or
2.
the SEC has determined that a state of emergency exists so that valuation of the assets in a Fund or disposal of securities is not reasonably practicable.
Allocations and transfers to, and deductions and transfers from, a Fund may be postponed as described in (1) and above. We reserve the right to suspend or postpone the date of any payment of any benefit or values (including the payments of cash surrenders and policy loans) for up to six months when Cash Value is being withdrawn from the Fixed Account.
We may also withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner’s check or pre-authorized checking account deduction that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner’s check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
Policy Statements
We will maintain all records relating to the Separate Accounts, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:
•
the Cash Value, Stated Amount and Amount Insured
•
the date and amount of each Premium Payment
•
the date and amount of each Monthly Deduction
•
the amount of any Outstanding Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account
•
the date and amount of any partial surrenders and the amount of any partial surrender charges or decrease of Stated Amount charges
•
the annualized cost of any Riders purchased under the Policy and
•
a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.
We will also send any other reports required by any applicable state or federal laws or regulations.

Limits on Right to Contest and Suicide Exclusion
The Company may not contest the validity of the Policy after it has been in effect during the Insured’s lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and (ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two-year period will be measured from the date of reinstatement.
Misstatement as to Sex and Age
If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Home Office.
Policy Changes
At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid. As required by law, we will notify you of any Policy changes.
Restrictions on Financial Transactions
Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Premium Payment and/or block or “freeze” your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or Death Benefits, make transfers, or continue making payments under your Death Benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators
Legal Proceedings

In the ordinary course of business, the Company, similar to other insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect on the Separate Account or upon the ability of Brighthouse Securities, LLC to perform its contract with the Separate Account or of the Company to meet its obligations under the Policies.
Financial Statements

The financial statements of the Separate Account and the financial statements of the Company can be found in the Statement of Additional Information. The financial statements of the Company only bear on the Company’s ability to meet its obligations under the Policies and should not be considered as bearing on the investment performance of the Separate Account.

Illustration of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the insured under your Policy and such factors as the specified face amount, death benefit option, premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time. We reserve the right to charge $15.00 for illustrations. However, we do not currently impose this fee.

Appendix A

Funds Available Under The Policy
The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://dfinview.com/BHF/PUFT/BHF97. You can also request this information at no cost by calling our TeleService Center at (800) 334-4298 or by sending an email request to rcg@brighthousefinancial.com.
The current expenses and performance information below reflects fees and expenses of the Fund, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	American Funds Global Growth Fund — Class 2# Capital Research and Management CompanySM	0.66%	13.68%	9.76%	10.74%
Seeks growth of capital.	American Funds Growth Fund — Class 2 Capital Research and Management CompanySM	0.59%	31.61%	18.83%	16.58%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund — Class 2 Capital Research and Management CompanySM	0.53%	24.23%	13.01%	12.20%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.98%	13.39%	8.97%	8.74%
Seeks long-term capital appreciation.	Brighthouse Small Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Allspring Global Investments, LLC	1.08%	8.10%	7.00%	7.82%
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	CBRE Global Real Estate Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.65%	0.66%	1.87%	3.38%
Seeks capital growth and income.	Invesco Comstock Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.82%	14.73%	11.42%	9.39%
Seeks capital appreciation.	Invesco Global Equity Portfolio — Class A#† Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.58%	16.42%	9.71%	10.10%
Seeks capital appreciation.	Invesco Global Equity Portfolio — Class B#† Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.83%	16.15%	9.43%	9.82%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.82%	16.59%	7.46%	8.47%
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.55%	34.47%	18.33%	12.15%
Seeks capital appreciation.	MFS® Research International Portfolio — Class B#† Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.89%	2.95%	3.87%	5.23%
Seeks capital appreciation.	Morgan Stanley Discovery Portfolio — Class B#† Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.91%	38.93%	10.62%	12.02%
Seeks maximum real return, consistent with preservation of capital and prudent investment management.	PIMCO Inflation Protected Bond Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.81%	2.53%	2.12%	2.26%
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.84%	2.43%	-0.14%	1.43%
Seeks to provide total return, primarily through capital appreciation.	SSGA Emerging Markets Enhanced Index Portfolio — Class A†† Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc	0.66%	11.41%	3.02%	—
Seeks to provide total return, primarily through capital appreciation.	SSGA Emerging Markets Enhanced Index Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc	0.91%	11.13%	2.76%	—
Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	T. Rowe Price Large Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.78%	11.11%	8.41%	8.45%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.56%	31.99%	16.00%	15.07%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks a high level of current income consistent with prudent investment risk and preservation of capital.	BlackRock Ultra-Short Term Bond Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.37%	5.11%	2.34%	1.68%
Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio — Class B#‡ Brighthouse Investment Advisers, LLC	0.91%	3.85%	2.11%	2.99%
Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.90%	5.83%	3.75%	4.43%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.91%	7.96%	5.57%	5.96%
Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.94%	10.80%	7.35%	7.46%
Seeks long-term capital appreciation with some current income.	Brighthouse/Wellington Balanced Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.52%	13.86%	8.40%	8.39%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.62%	8.61%	8.97%	10.16%
Seeks maximum capital appreciation.	Frontier Mid Cap Growth Portfolio — Class D# Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.79%	17.64%	8.45%	9.80%
Seeks long-term growth of capital.	Jennison Growth Portfolio — Class A#† Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.54%	30.28%	17.53%	16.37%
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.31%	11.29%	7.27%	7.78%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	24.67%	14.23%	12.82%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks a favorable total return through investment in a diversified portfolio.	MFS® Total Return Portfolio — Class F# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.82%	7.57%	5.94%	6.29%
Seeks capital appreciation.	MFS® Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.58%	11.91%	8.23%	8.89%
Seeks long-term growth of capital.	T. Rowe Price Large Cap Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.81%	29.98%	13.12%	13.61%
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.76%	13.20%	8.05%	9.82%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.56%	4.88%	1.01%	2.95%
Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Western Asset Management U.S. Government Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.50%	2.34%	0.24%	1.19%
Seeks long-term capital appreciation.	Contrafund® Portfolio — Service Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.66%	33.63%	16.92%	13.50%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Equity-Income Portfolio — Initial Class† Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.47%	15.35%	10.08%	9.21%
Seeks a high level of current income, while also considering growth of capital.	High Income Portfolio — Initial Class#† Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.81%	8.97%	2.74%	4.17%
Seeks long-term growth of capital.	Mid Cap Portfolio — Service Class 2 Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.82%	17.18%	11.06%	8.94%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term capital growth.	Franklin Small-Mid Cap Growth VIP Fund — Class 2#† Franklin Advisers, Inc.	1.08%	11.04%	9.75%	9.32%
Seeks long-term capital growth.	Templeton Foreign VIP Fund — Class 2# Templeton Investment Counsel, LLC	1.06%	-1.00%	2.60%	2.38%
Seeks long-term growth of capital.	Goldman Sachs Strategic Growth Fund — Institutional Shares# Goldman Sachs Asset Management, L.P.	0.71%	32.27%	16.76%	14.90%
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio — Service Shares Janus Henderson Investors US LLC	0.97%	15.32%	9.61%	12.12%
Seeks dividend income, growth of dividend income and long-term capital appreciation.	ClearBridge Variable Dividend Strategy Portfolio — Class II Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	1.00%	16.69%	10.69%	10.47%
Seeks long-term growth of capital.	ClearBridge Variable Large Cap Growth Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.74%	27.89%	14.75%	14.58%
Seeks long-term growth of capital as its primary objective. Current income is a secondary objective.	ClearBridge Variable Large Cap Value Portfolio — Class I† Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.72%	8.08%	9.11%	8.63%
Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar weighted average effective duration that is normally within 30% of the average duration of the domestic bond market as a whole.	Western Asset Core Plus VIT Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadvisers: Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Company Ltd; Western Asset Management Company Pte. Ltd.	0.52%	-0.42%	-1.16%	1.47%
Seeks capital growth.	The Merger Fund VL# Virtus Investment Advisers, Inc. Subadviser: Westchester Capital Management, LLC	1.55%	3.44%	3.40%	3.41%
Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	Mid-Cap Index Portfolio The Vanguard Group, Inc.	0.17%	15.08%	9.70%	9.41%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.	Total Stock Market Index Portfolio The Vanguard Group, Inc.	0.12%	23.71%	13.67%	12.37%
Seeks capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.	Victory Pioneer Mid Cap Value VCT Portfolio — Class II Victory Capital Management Inc.	1.01%	10.64%	9.02%	6.91%
#
Certain Funds and their investment advisers have entered into temporary expense reimbursements and/or fee waivers, which are reflected in the Current Expenses. Please see the Funds' prospectuses for additional information regarding these arrangements.
‡
This Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.
†
Not available under all Policies. Availability depends on Policy issue date.
††
Closed to new investments except under dollar cost averaging and rebalancing programs in existence at the time of closing.

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The statement of additional information (SAI) includes additional information about the Separate Account. The SAI is dated the same as this prospectus and is incorporated by reference. The SAI is available, without charge, upon request. For a free copy of the SAI or to request more information about the Policy, and to make investor inquiries, call us at (800) 334-4298.
Reports and other information about the Separate Account are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is C000011926

Brighthouse Variable Life
Part B: Statement of Additional Information
dated
April 28, 2025
for
Brighthouse Fund UL for Variable Life Insurance
Issued By
Brighthouse Life Insurance Company
This Statement of Additional Information (“SAI”) is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated April 28, 2025. A copy of the Variable Life Insurance Policy Prospectus may be obtained by writing to Brighthouse Life Insurance Company, 11225 North Community House Road, Charlotte, NC 28277, by calling 1-800-334-4298, by visiting https://dfinview.com/BHF/PUFT/BHF97, or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov/.
This SAI contains information in addition to the information described in the Prospectus for the Variable Life Insurance Policy offered by Brighthouse Life Insurance Company. The Prospectus concisely sets forth information that a prospective investor ought to know before investing.
Book 047 SAI

GENERAL INFORMATION AND HISTORY
The Depositor. Brighthouse Life Insurance Company (“BLIC” or the “Company”) is a Delaware stock life insurance company originally chartered in Connecticut in 1863. Prior to March 6, 2017, BLIC was known as MetLife Insurance Company USA. BLIC is licensed to conduct business in all U.S. states (except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands. BLIC is an indirect, wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. The Company was an indirect, wholly-owned subsidiary of MetLife, Inc. until August 4, 2017, when BHF became an independent, publicly-traded company following the completion of a separation transaction. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S. BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.
Brighthouse Life Insurance Company History
MetLife Insurance Company USA: From the close of business on November 14, 2014 to March 6, 2017, BLIC was called MetLife Insurance Company USA (“MetLife USA”). MetLife USA was established following the close of business on November 14, 2014, when MetLife Investors USA Insurance Company, a wholly-owned subsidiary of MetLife Insurance Company of Connecticut, MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd. were merged into MetLife Insurance Company of Connecticut, and MetLife Insurance Company of Connecticut was then renamed MetLife Insurance Company USA. Simultaneously, MetLife Insurance Company USA changed its domicile from Connecticut to the state of Delaware. As a result of this merger, MetLife USA assumed legal ownership of all of the assets of these predecessor companies, including assets held in the separate accounts, and became responsible for administering the Policies and paying any benefits due under all policies and contracts issued by each of its corporate predecessors. These predecessor companies that issued policies on and prior to November 14, 2014 were the following:
- MetLife Insurance Company of Connecticut: MetLife Insurance Company of Connecticut (“MICC”), originally chartered in Connecticut in 1863, was known as Travelers Insurance Company prior to May 1, 2006 . MICC changed its name to MetLife Insurance Company USA and its state of domicile to Delaware after November 14, 2014 as described under “MetLife Insurance Company USA” above.
- MetLife Life and Annuity Company of Connecticut: MetLife Life and Annuity Company of Connecticut (“MLAC”), originally chartered in Connecticut in 1973, was known as Travelers Life and Annuity Company prior to May 1, 2006. On or about December 7, 2007, MLAC merged with and into MICC.
- MetLife Investors USA Insurance Company: MetLife Investors USA Insurance Company (“MLI USA”), originally chartered in Delaware in 1960, was known as Security First Life Insurance Company prior to January 8, 2001. MLI USA was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
- MetLife Investors Insurance Company: MetLife Investors Insurance Company (“MLI”), originally chartered in Missouri in 1981, was known as Cova Financial Services Life Insurance Company prior to February 12, 2001. MLI was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
- MetLife Investors Insurance Company of California: MetLife Investors Insurance Company of California (“MLI-CA”), originally chartered in California in 1972, was known as Cova Financial Life Insurance Company prior to February 12, 2001. On November 9, 2006 MLI-CA merged with and into MLI.
State Regulation. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Insurance Commissioner of the state of Delaware (the “Commissioner”). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company’s books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.
The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.
3

The Registrant. Effective December 8, 2008, the Company combined MetLife of CT Fund UL II for Variable Life Insurance, MetLife of CT Variable Life Insurance Separate Account One, MetLife of CT Variable Life Insurance Separate Account Two and MetLife of CT Variable Life Insurance Separate Account Three, with and into Brighthouse Fund UL for Variable Life Insurance (formerly MetLife of CT Fund UL for Variable Life Insurance) (“Fund UL”). Fund UL was established under the laws of Connecticut on November 10, 1983. Fund UL is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account.” Separate Accounts are primarily designed to keep policy assets separate from other company assets.
Registration Statements. Registration Statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statements, their amendments and exhibits, contain information beyond that found in the prospectuses and the SAI.
The Custodian. The Company holds title to the assets in the Separate Account.
NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY
Payment of Proceeds. We may delay payment while we consider whether to contest the Policy. We pay interest on the Death Benefit proceeds from the date they become payable to the date we pay them. Normally we promptly make payments of Cash Value, or of any loan value available, from Cash Value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.
Potential Conflicts of Interest. The Funds’ Boards of Trustees monitor events to identify conflicts that may arise from the sale of Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or federal income tax law, changes in investment management of a Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Investment Options from the Fund(s), if necessary. If we believe any Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.
SERVICES
BLIC maintains certain books and records of Fund UL and provides certain issuance and other administrative services for the Policies. Pursuant to a services agreement, Computer Sciences Corporation, through its affiliate Alliance-One Services, Inc., provides certain other administrative and recordkeeping services for the Policies as well as other contracts and policies issued by BLIC. The amount paid by Brighthouse Services, LLC on behalf of BLIC to Computer Sciences Corporation for the period January 1, 2022 through December 31, 2022 was $5,092,107, for the period January 1, 2023 through December 31, 2023 was $4,681,080, and for the period January 1, 2024 through December 31, 2024 was $4,435,568.
UNDERWRITING AND DISTRIBUTION AGREEMENTS
Principal Underwriting and Distribution Agreement. Information about the distribution of the Policies is contained in the prospectus (see “Distribution & Compensation”). Additional information is provided below.
Brighthouse Securities, LLC (“Brighthouse Securities”) serves as the principal underwriter and distributor of the securities offered through the prospectus pursuant to the terms of the Principal Underwriting and Distribution Agreement. Brighthouse Securities, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies.
Brighthouse Securities’ principal executive offices are located at 11225 North Community House Road, Charlotte, NC 28277. Brighthouse Securities is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).
4

The following table shows the amount of commissions paid with respect to Fund UL in the years indicated.
Underwriting Commissions
Year	Underwriting Commissions Paid to Brighthouse Securities by the Company	Amount of Underwriting Commissions Retained by Brighthouse Securities
2024	$1,172,648	$0
2023	$1,173,786	$0
2022	$1,436,292	$0
The Policies are no longer offered for sale. Brighthouse Securities entered into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may have offered the Policies but are exempt from registration. Applications for the Policies were solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products.
Compensation. Broker-dealers who have selling agreements with Brighthouse Securities are paid compensation for the promotion and sale of the Policies. Financial representatives who solicit sales of the Policies typically receive a portion of the compensation payable to the broker-dealer firm. The amount the financial representative receives depends on the agreement between the firm and the financial representative. This agreement may also provide for the payment of other types of cash and on-cash compensation and other benefits. Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies and from profits on payments received by the Company and Brighthouse Securities from the Funds.
The Company and Brighthouse Securities have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called “shelf space” arrangements. Under these arrangements, the Company and Brighthouse Securities pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company’s products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms’ sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company’s products.
VALUATION OF ASSETS
Investment Options: The value of the assets of each Investment Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.
Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.
Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.
Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by “marking to market” (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) “Marking to market” takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.
5

The Cash Value: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an Investment Option from one valuation period to the next. The net investment factor for an Investment Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Investment Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of an Investment Option is equal to (a) minus (b), divided by (c) where:
(a) = investment income plus capital gains and losses (whether realized or unrealized);
(b) = any deduction for applicable taxes (presently zero); and
(c) = the value of the assets of the Investment Option at the beginning of the valuation period.
The gross investment rate may be either positive or negative. An Investment Option’s investment income includes any distribution whose ex-dividend date occurs during the valuation period.
Accumulation Unit Value. The value of the accumulation unit for each Investment Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Investment Option and takes into account the investment performance, expenses and the deduction of certain expenses.
ADDITIONAL INFORMATION ABOUT POLICY CHARGES
Special Purchase Plans. We reserve the right to waive all or a part of any fee we charge under the Policy (excluding Fund expenses). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us or an affiliated company, receiving distributions or making transfers from other policies we or one of our affiliates issue; type and frequency of administrative and sales service provided; or any other factor we determine relevant. Any fee modification will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued.
Underwriting Procedures. The Policy’s cost of insurance depends on the insured’s sex, issue age, risk class and length of time the Policy has been in force. The rates will vary depending on tobacco use and other risk factors. Guaranteed cost of insurance rates are based on the Insured’s attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables. The maximum rates for the tables-rated substandard insureds are based on a multiple (shown in the schedule pages of the Policy) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose Policies have been in effect for the same length of time.
The cost of insurance rates, Policy charges, and payment options for Policies issued in Montana, and perhaps other states are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.
Increases and Decreases in Stated Amount. For certain Policies, after the first Policy Year, you may request in writing to change the Stated Amount. When your Stated Amount changes, your Policy charges and possibly your Death Benefit will also change. If you increase or decrease your Stated Amount your Policy may become a modified endowment contract (MEC) under federal tax law (please see the Federal Income Taxes section of the Prospectus for more information and consult your tax adviser for information on the impact a modified endowment contract may affect you).
Under some circumstances you will need to provide evidence that the insured(s) is still insurable. Any change in Stated Amount will be effective on either the next or prior Monthly Deduction Date after the change has been approved by us.
REPORTS
We will send you an annual statement showing your Policy’s death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.
6

The shareholder reports for the Portfolios available under your Policy will no longer be sent by mail, effective January 1, 2021, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and online at https://dfinview.com/BHF/PUFT/BHF97.
PERSONALIZED ILLUSTRATIONS
We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner’s and/or Insured’s characteristics. The illustrations are intended to show how the Death Benefit, Cash Surrender Value, and Cash Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as Specified Amount, Premium Payments, Insured, risk class, and Death Benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.
The illustrated Death Benefit, Cash Surrender Value, and Cash Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional Premium Payments beyond those illustrated may be necessary to maintain the Policy in force for the period shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.
Illustrations may also show the internal rate of return on the Cash Surrender Value and the Death Benefit. The internal rate of return on the Cash Surrender Value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the Cash Surrender Value of the Policy. The internal rate of return on the Death Benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the Death Benefit of the Policy. Illustrations may also show values based on the historical performance of the Investment Options. We reserve the right to impose a $15 fee for each illustration that you request. However, we do not currently impose this fee.
PERFORMANCE DATA
We may provide information concerning the historical investment experience of the Investment Options, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Funds. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, mortality and expense risk and coverage expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Funds. The net rates of return show performance from the inception of the Funds, which in some instances, may precede the inception date of the corresponding Investment Option.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements comprising each of the Investment Options of Brighthouse Fund UL for Variable Life Insurance, and the financial statements of Brighthouse Life Insurance Company, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements are incorporated by reference in reliance upon the reports of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 650 South Tryon Street, Suite 1800, Charlotte, North Carolina 28202-3512.
7

FINANCIAL STATEMENTS
The financial statements comprising each of the Investment Options of the Separate Account and the financial statements of the Company are incorporated by reference to the submission form type N-VPFS File No. 811-03927 filed by the Separate Account with the SEC on March 27, 2025.
The financial statements of the Company only bear on the Company’s ability to meet its obligations under the Policies and should not be considered as bearing on the investment performance of the Separate Account.
8

Part C
Other Information
Item 30. Exhibits
(a) 1
Resolutions of the Board of Directors of The Travelers Insurance Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement, File No. 002-88637, on Form S-6 filed April 29, 1996.)
(a) 2
Resolutions of MetLife Insurance Company of Connecticut Board of Directors dated August 13, 2014 (including Certificate of Conversion, Certificate of Incorporation and Certificate of Redomestication). (Incorporated herein by reference to MetLife Insurance Company USA’s Registration Statement on Form S-3, File No. 333-201857, filed February 4, 2015.)
(b)
Custodian Agreements. Not applicable.
(c) 1
Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Insurance Company and Travelers Distribution LLC (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-6, File No. 333-56952 filed February 7, 2003.)
(c) 2
Specimen Selling Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Travelers Fund BD III for Variable Annuities' Registration Statement on Form N-4, File No. 333-65942, filed April 15, 2003.)
(c) 3
Specimen Selling Agreement (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-6, File No. 333-96519 filed April 10, 2006.)
(c) 4
Agreement and Plan of Merger between MetLife Investors Distribution Company and MLI Distribution LLC dated as of October 20, 2006 (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519, filed April 5, 2007.)
(c) 5
Retail Sales Agreement between MetLife Investors Distribution Company and broker-dealers (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519, filed April 5, 2007.)
(c) 6
Services Agreement between MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut and Amendment No. 1 to the Services Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519, filed May 23, 2008.)
(c) 7
Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February 2010 (Incorporated herein by reference to Post-Effective Amendment No. 2 to the MetLife of CT Separate Account QPN Registration Statement on Form N-4, File No. 333-156911, as filed April 6, 2010.)
(c) 8
Master Retail Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated September 2012 (Incorporated herein by reference to Post- Effective Amendment No. 23 to the MetLife of CT Separate Account Eleven for Variable Annuities Registration Statement on Form N-4, File No. 333-101778, filed April 3, 2013.)
(c) 9
Amendment to Distribution and Principal Underwriting Agreement between MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company (effective November 14, 2014). (Incorporated herein by reference to MetLife Investors USA Variable Life Account A’s Registration Statement on Form N-6, File No. 333-200241, filed November 17, 2014.)
(c) 10
Amendment No. 2 to Distribution and Principal Underwriting Agreement between MetLife Insurance Company USA and MetLife Investors Distribution Company (effective December 7, 2015). (Incorporated herein by reference to Post-Effective Amendment No. 26 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-101778, filed April 6, 2016.)

(c) 11
Principal Underwriting and Distribution Agreement between Brighthouse Life Insurance Company and Brighthouse Securities, LLC (effective March 6, 2017) (Incorporated herein by reference to Post-Effective Amendment No. 27 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-101778, filed April 5, 2017.)
(c) 12
Form of Brighthouse Securities, LLC Sales Agreement (Incorporated herein by reference to Exhibit 3(iv) to Post-Effective Amendment No. 7 to Brighthouse Separate Account A’s Registration Statement on Form N-4, File Nos. 333-209053/811-03365 filed on December 14, 2017.)
(c) 13
Form of Brighthouse Securities, LLC Sales Agreement (7-19 NY). (Incorporated herein by reference to Exhibit (c)13 to Post-Effective Amendment No. 30 to Brighthouse Fund UL for Variable Life Insurance’s Registration Statement on Form N-6, File Nos. 333-96519/811-03927, filed April 11, 2023.)
(d) 1
Form of Variable Life Insurance Contract. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519 filed February 10, 2003.)
(d) 2
Accidental Death Benefit Rider. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519 filed February 10, 2003.)
(d) 3
Accelerated Death Benefit Rider. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519 filed February 10, 2003.)
(d) 4
Child Term Rider. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519 filed February 10, 2003.)
(d) 5
Cost of Living Adjustment Rider. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519 filed February 10, 2003.)
(d) 6
Coverage Extension Rider. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519 filed February 10, 2003.)
(d) 7
Estate Tax Repeal Rider. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519 filed February 10, 2003.)
(d) 8
Full Surrender Charge Waiver Rider. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519 filed February 10, 2003.)
(d) 9
Lapse Protection Guarantee Rider. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519 filed February 10, 2003.)
(d) 10
Maturity Extension Rider. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519 filed February 10, 2003.)
(d) 11
Primary Insured Term Rider. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519 filed February 10, 2003.)
(d) 12
Spouse Term Insurance Rider. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519 filed February 10, 2003.)
(d) 13
Specified Amount Payment Rider. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519 filed February 10, 2003.)
(d) 14
Waiver of Deduction Amount Rider. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519 filed February 10, 2003.)

(d) 15
Name Change Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-6, File No. 333-96519 filed April 10, 2006.)
(d) 16
Name Change Endorsement effective November 14, 2014 (6-E120-14). (Incorporated herein by reference to MetLife Insurance Company USA’s Registration Statement on Form S-3, File No. 333-201857, filed February 4, 2015.)
(d) 17
Name Change Endorsement (effective March 6, 2017) (5-E132-6) (Incorporated herein by reference to Post-Effective Amendment No. 27 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File No. 333-101778 filed April 5, 2017.)
(e)
Application for Variable Life Insurance Contracts. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519 filed February 10, 2003.)
(f) 1
Copy of Certificate of Incorporation of the Company and Certificate of Amendment (effective November 14, 2014) (Incorporated herein by reference to MetLife Investors USA Variable Life Account A’s Registration Statement on Form N-6, File No. 333-200241, filed November 17, 2014.)
(f) 2
Copy of By-Laws of the Company. (Incorporated herein by reference to MetLife Investors USA Variable Life Account A’s Registration Statement on Form N-6, File No. 333-200241, filed November 17, 2014.)
(f) 3
Copy of Certificate of Amendment of Certificate of Incorporation of the Company (effective March 6, 2017). (Incorporated herein by reference to Post-Effective Amendment No. 27 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-101778, filed April 5, 2017.)
(f) 4
Copy of Amended and Restated By-Laws of the Company. (Incorporated herein by reference to Post-Effective Amendment No. 27 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-101778, filed April 5, 2017.)
(g) 1
Specimen Reinsurance Contracts. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-6, File No. 333-56952, filed February 7, 2003.)
(g) 2
Service Agreement and Co-Insurance Agreement between MetLife Insurance Co of CT and Metropolitan Life Insurance Co. dated January 1, 2014 (Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519, filed April 4, 2014.)
(h) 1
Form of Participation Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-6, File No. 333-56952, filed February 7, 2003.)
(h) 2(a)
Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut effective August 31, 2007. (Incorporated herein by reference to Post-Effective Amendment No. 11 to MetLife of CT Separate Account Nine for Variable Annuities Registration Statement on Form N-4, File No. 333-65926, filed October 31, 2007.)
(h) 2(b)
Amendment dated April 30, 2010 to the Participation Agreement dated August 31, 2007 with Metropolitan Series Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-6, File No. 333-96519, filed on April 5, 2012.)
(h) 2(c)
Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective March 6, 2017) (Incorporated herein by reference to Post-Effective Amendment No. 27 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-101778, filed April 5, 2017.)

(h) 2(d)
Amendment to Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective 01-01-21). (Incorporated herein by reference to Exhibit (h)2(d) to Post-Effective Amendment No, 29 to Brighthouse Fund UL for Variable Life Insurance’s Registration Statement on Form N-6, File Nos. 333-96519/811-03927, filed April 7, 2022.)
(h) 3(a)
Participation Agreement among Met Investors Series Trust, Met Investors Advisory, LLC, MetLife Investors Distribution Company, The Travelers Insurance Company and The Travelers Life and Annuity Company effective November 1, 2005. (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-6, File No. 333-96519, filed April 10, 2006.)
(h) 3(b)
Amendments dated May 1, 2009 and April 30, 2010 to the Participation Agreement dated November 1, 2005 among Met Investors Series Trust, Met Investors Advisory, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-6, File No. 333-96519, filed April 5, 2012.)
(h) 3(c)
Third Amendment to the Participation Agreement dated November 1, 2005 among Met Investors Series Trust, Met Investors Advisory, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut. (Incorporated herein by reference to MetLife Investors USA Variable Life Account A’s Registration Statement on Form N-6, File No. 333-200241, filed November 17, 2014.)
(h) 3(d)
Participation Agreement among Brighthouse Funds Trust I, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective March 6, 2017) (Incorporated herein by reference to Post-Effective Amendment No. 27 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-101778, filed April 5, 2017.)
(h) (3)(e)
Amendment to Participation Agreement among Brighthouse Funds Trust I, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective 01-01-21). (Incorporated herein by reference to Exhibit (h)3(e) to Post-Effective Amendment No, 29 to Brighthouse Fund UL for Variable Life Insurance’s Registration Statement on Form N-6, File Nos. 333-96519/811-03927, filed April 7, 2022.)
(h) 4(a)
Fund Participation Agreement among The Travelers Insurance Company, The Travelers Life and Annuity Company, American Variable Insurance Series (aka American Funds Insurance Series), American Funds Distributors, Inc. and Capital Research and Management Company dated October 1, 1999 and amendments. (Incorporated herein by reference to Post-Effective Amendment No. 15 to MetLife of CT Fund UL III for Variable Life Insurance's Registration Statement on Form N-6, File No. 333- 71349, filed April 9, 2009).
(h) 4(b)
Amendment dated April 30, 2010 to the Participation Agreement dated October 1, 1999 between American Funds Insurance Series, Capital Research and Management Company and MetLife Insurance Company of Connecticut. (Incorporated herein by reference to Post-Effective Amendment No. 3 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333- 152194, filed April 5, 2011.)
(h) 4(c)
Amendment to the Participation Agreement dated October 1, 1999 among American Funds Insurance Series, Capital Research and Management Company and MetLife Insurance Company of Connecticut. (Incorporated herein by reference to MetLife Investors USA Variable Life Account A’s Registration Statement on Form N-6, File No. 333-200241, filed November 17, 2014.)
(h) 4(d)
Eighth Amendment to the Participation Agreement dated May 15, 2015 among American Funds Insurance Series, Capital Research and Management Company, American Funds Distributors, Inc. and MetLife Insurance Company USA (Incorporated herein by reference to Post-Effective Amendment No. 26 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-101778, filed April 6, 2016.)

(h) 4(e)
Ninth Amendment to the Participation Agreement dated November 19, 2014 among American Funds Insurance Series, Capital Research and Management Company, American Funds Distributors, Inc. and MetLife Insurance Company USA (Incorporated herein by reference to Post-Effective Amendment No. 26 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-101778, filed April 6, 2016.)
(h) 4(f)
Tenth Amendment to Participation Agreement Among Brighthouse Life Insurance Company, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company (03-06-17) (Incorporated herein by reference to Exhibit 8(e)(v) to Post-Effective Amendment No. 29 to Brighthouse Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed April 25, 2018.)
(h) 4(g)
Eleventh Amendment to Participation Agreement among Brighthouse Life Insurance Company, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company (effective 08-17-21). (Incorporated herein by reference to Exhibit (h)4(g) to Post-Effective Amendment No, 29 to Brighthouse Fund UL for Variable Life Insurance’s Registration Statement on Form N-6, File Nos. 333-96519/811-03927, filed April 7, 2022.)
(h) 5(a)
Amended and Restated Participation Agreement among Fidelity® Variable Insurance Products Funds, Fidelity Distributions Corporation and The Travelers Insurance Company and amendments. (Incorporated herein by reference to Post-Effective Amendment No. 15 to MetLife of CT Fund UL III for Variable Life Insurance's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009).
(h) 5(b)
Summary Prospectus Agreement Among Fidelity Distributors Corporation and MetLife Insurance Company of Connecticut effective April 30, 2010. (Incorporated herein by reference to Post-Effective Amendment No. 3 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-152189, filed April 5, 2011.)
(h) 5(c)
Amendment No. 5 dated November 17, 2014 to the Participation Agreement dated May 1, 2001 among MetLife Insurance Company of Connecticut, Fidelity® Variable Insurance Products Funds (I, II, III, IV & V) and Fidelity Distributors Corporation. (Incorporated herein by reference to MetLife Investors Separate Account A's Registration Statement on Form N-4, File No. 333-200237, filed November 17, 2014.)
(h) 5(d)
Amendments to the Participation Agreement among MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut), Fidelity Variable Insurance Products Funds and Fidelity Distributors Corporation (effective June 1, 2015, April 28, 2008, May 16, 2007 and October 1, 2005) (Incorporated herein by reference to Post-Effective Amendment No. 27 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-101778, filed April 5, 2017.)
(h) 5(e)
Amended and Restated Participation Agreement Among Variable Insurance Products Funds, Fidelity Distributors Corporation and Brighthouse Life Insurance Company (effective 3-06-17). (Incorporated herein by reference to Exhibit 8(l)(iv) to Post-Effective Amendment No. 29 to Brighthouse Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed on April 25, 2018.)
(h) 5(f)
Amendment to Participation Agreement among Brighthouse Life Insurance Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V, and Fidelity Distributors Company LLC (effective 03-01-21) (Incorporated herein by reference to Exhibit (h)5(f)) to Post-Effective Amendment No, 29 to Brighthouse Fund UL for Variable Life Insurance’s Registration Statement on Form N-6, File Nos. 333-96519/811-03927, filed April 7, 2022.)

(h) 6(a)
Amended and Restated Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., The Travelers Insurance Company, The Travelers Life and Annuity Company and Travelers Distribution LLC dated May 1, 2004 and amendments. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the MetLife of CT Fund UL III for Variable Life Insurance's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009).
(h) 6(b)
Amendment No. 5 dated October 5, 2010 to the Amended and Restated Participation Agreement dated May 1, 2004 Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company. (Incorporated herein by reference to Post-Effective Amendment No. 3 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-152189, filed April 5, 2011.)
(h) 6(c)
Participation Agreement Addendum with Franklin Templeton Variable Insurance Products Trust dated May 1, 2011. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-6, File No. 333-96519, filed April 5, 2012.)
(h) 6(d)
Amendment dated January 15, 2013 to the Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company. (Incorporated herein by reference to Post-Effective Amendment No. 23 to the MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File No. 333-101778, filed April 3, 2013.)
(h) 6(e)
Amendment to the Participation Agreement dated May 1, 2004 among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company. (Incorporated herein by reference to MetLife Investors USA Variable Life Account A’s Registration Statement on Form N-6, File No. 333-200241, filed November 17, 2014.)
(h) 6(f)
Amendment to the Participation Agreement dated August 1, 2014 among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company. (Incorporated herein by reference to Post-Effective Amendment No. 26 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-101778, filed April 6, 2016.)
(h) 6(g)
Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and Brighthouse Securities, LLC (03-06-17). (Incorporated herein by reference to Exhibit 8(i)(vi) to Post-Effective Amendment No. 29 to Brighthouse Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed on April 25, 2018.)
(h) 7(a)
Participation Agreement among The Travelers Insurance Company, The Travelers Life and Annuity Company and Janus Aspen Series effective May 1, 2000 and Amendments to the Participation Agreement (respectively effective July 1, 2000, October 15, 2000, May 1, 2001, May 24, 2001, January 31, 2002, May 1, 2003, August 1, 2004 and April 28, 2008.) (Incorporated herein by reference to Exhibit 8(j) to Post-Effective Amendment No. 19 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File No. 333-101778, filed April 7, 2009.)
(h) 7(b)
Amendment No. 8 to Participation Agreement between MetLife Insurance Company of Connecticut and Janus Aspen Series, effective as of May 1, 2011. (Filed with Post-Effective Amendment No. 4 to MetLife of CT Registration Statement on Form N-4, File No. 333-152189, filed April 4, 2012.)
(h) 7(c)
Amendment No. 9 to Fund Participation Agreement among Janus Aspen Series and MetLife Insurance Company USA. (Incorporated herein by reference to Exhibit 8(e) (ii) to Post-Effective Amendment 7 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File No. 333-152189, filed April 8, 2015.)

(h) 7(d)
Amendment No. 10 to Fund Participation Agreement among Janus Aspen Series and Brighthouse Life Insurance Company (effective 03-01-21). (Incorporated herein by reference to Exhibit (h)7(d) to Post-Effective Amendment No. 29 to Brighthouse Fund UL for Variable Life Insurance’s Registration Statement on Form N-4, File Nos. 333-96519/811-03927, filed April 7, 2022.)
(h) 7(e)
Amendment No.11 to Fund Participation Agreement for Rules 30e-3 and 498A among Janus Aspen Series, Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of NY (effective 03-25-22). (Incorporated herein by reference to Exhibit (h)7(e) to Post-Effective Amendment No. 30 to Brighthouse Fund UL for Variable Life Insurance’s Registration Statement on Form N-6, File Nos. 333- 96519/811-03927, filed April 11, 2023.)
(h) 8(a)
Participation Agreement among Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC, Legg Mason Partners Fund Advisor, LLC and MetLife Insurance Company of Connecticut dated January 1, 2009. (Incorporated herein by reference to Post-Effective Amendment No. 15 to MetLife of CT Fund UL III for Variable Life Insurance's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009).
(h) 8(b)
Amendment dated April 30, 2010 to the Participation Agreement dated January 1, 2009 between Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC, Legg Mason Partners Fund Advisor, LLC and MetLife Insurance Company of Connecticut. (Incorporated herein by reference to Post-Effective Amendment No. 3 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-152189, filed April 5, 2011.)
(h) 8(c)
Amendment dated November 17, 2014 to the Participation Agreement dated January 1, 2009 between Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC, Legg Mason Partners Fund Advisor, LLC and MetLife Insurance Company of Connecticut. (Incorporated herein by reference to MetLife Investors USA Separate Account A's Registration Statement on Form N-4, File No. 333-200237, filed November 17, 2014.)
(h) 8(d)
Third Amendment to Participation Agreement among Brighthouse Life Insurance Company , Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC and LMP Fund Advisor, LLC (10-3-19). (Incorporated herein by reference to Exhibit 8(j)(iii) to Post-Effective Amendment No. 32 to Brighthouse Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/811-21262 filed April 3, 2020.)
(h) 8(e)
Fourth Amendment to Participation Agreement among Franklin Distributors, LLC, Franklin Templeton Fund Advisor, LLC, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust and Brighthouse Life Insurance Company. (Filed herewith.)
(h) 9(a)
Participation Agreement among Pioneer Variable Contracts Trust, The Travelers Insurance Company and The Travelers Life and Annuity Company, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. dated January 1, 2002 and amendments. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the MetLife of CT Fund UL III for Variable Life Insurance's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009).
(h) 9(b)
Amendment No. 3 to the Participation Agreement with Pioneer Investment Management, Inc. effective as of May 1, 2011. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-6, File No. 333-96519, filed April 5, 2012.)
(h) 9(c)
Amendment No. 4 dated November 17, 2014 to the Participation Agreement dated January 1, 2002 among Pioneer Variable Contracts Trust, MetLife Insurance Company of Connecticut, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (Incorporated herein by reference to MetLife Investors USA Separate Account A's Registration Statement on Form N-4, File No. 333-200237, filed November 17, 2014.)

(h) 9(d)
Amendment No. 5 to the Participation Agreement among Brighthouse Life Insurance Company, Pioneer Variable Contracts Trust, Amundi Asset Management US, Inc. and Amundi Distributor US, Inc. (effective 03-01-21. (Incorporated herein by reference to Exhibit (h)9(d) to Post-Effective Amendment No, 29 to Brighthouse Fund UL for Variable Life Insurance’s Registration Statement on Form N-6, File Nos. 333-96519/811-03927, filed April 7, 2022.)
(h) 10(a)
Fund Participation Agreement among The Merger Fund VL, Westchester Capital Management, Inc. and The Travelers Insurance Company dated August 1, 2003 and amendment. (Incorporated herein by reference to Post-Effective Amendment No. 15 to MetLife of CT Fund UL III for Variable Life Insurance's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009).
(h) 10(b)
Amendment No. 2 to the Fund Participation Agreement among The Merger Fund VL, Westchester Capital Management, Inc. and MetLife Insurance Company of Connecticut. (Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-6, File No. 333-96519, filed April 10, 2015.)
(h) 10(c)
Amendment Nos. 3 and 4 among The Merger Fund VL, Westchester Capital Management, LLC and Brighthouse Life Insurance Company (effective 02-06-20 and 01-02-21, respectively.) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519, filed April 8, 2021.)
(h) 10(d)
Participation Agreement and Amendment Nos. 1 and 2 among Brighthouse Life Insurance Company, Virtus Variable Insurance Funds and VP Distributors, LLC (effective 10-1-21). (Incorporated herein by reference to Exhibit (h)10(d) to Post-Effective Amendment No, 29 to Brighthouse Fund UL for Variable Life Insurance’s Registration Statement on Form N-6, File Nos. 333-96519/811-03927, filed April 7, 2022.)
(h) 11(a)
Participation Agreement among Vanguard Variable Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation and The Travelers Insurance Company dated July 1, 2003. (Incorporated herein by reference to Post-Effective Amendment No. 15 to MetLife of CT Fund UL III for Variable Life Insurance's Registration Statement on Form N-6, File No. 333-71349, filed April 9, 2009).
(h) 11(b)
Third Amendment to Participation Agreement with Vanguard Variable Insurance Fund effective May 1, 2011. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-6, File No. 333-96519, filed April 5, 2012.)
(h) 11(c)
Fifth Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and MetLife Insurance Company of Connecticut. (Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-6, File No. 333-96519, filed April 10, 2015.)
(h) 11(d)
Participation Agreement Among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Brighthouse Life Insurance Company dated September 4, 2018. (Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519, filed April 5, 2019.)
(h) 12(a)
Participation Agreement dated December 5, 2003 between Goldman Sachs Variable Insurance Trust, The Travelers Insurance Company and The Travelers Life and Annuity Company. (Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration statement on Form N-6, File No. 333-96519, filed April 6, 2011.)
(h) 12(b)
Amendment No. 2 to Participation Agreement with Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and MetLife Insurance Company of Connecticut, effective as May 1, 2010. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-6, File No. 333-96519, filed April 5, 2012.)

(h) 12(c)
Amendment No. 3 to Participation Agreement with Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and MetLife Insurance Company of Connecticut. (Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-6, File No. 333-96519, filed April 10, 2015.)
(h) 12(d)
Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co., LLC, and Brighthouse Life Insurance Company (06-01-17) (Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-6, File No. 333-96519, filed April 25, 2018.)
(h) 12(e)
Amendment No. 1 to Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. LLC and Brighthouse Life Insurance Company (effective 03-02-21). (Incorporated herein by reference to Exhibit (h)12(e) to Post-Effective Amendment No, 29 to Brighthouse Fund UL for Variable Life Insurance’s Registration Statement on Form N-6, File Nos. 333-96519/811-03927, filed April 7, 2022.)
(i)
Administrative Contracts. Not applicable.
(j)
Other Material Contracts. Not applicable.
(k)
Opinion of Counsel as to the legality of the securities being registered. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519, filed February 10, 2003.)
(l)
Actuarial Representation Letter. (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519, filed April 7, 2008.)
(m)
Calculation Exhibit. (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-6, File No. 333-96519, filed April 7, 2008.)
(n)
Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm. (Filed herewith.)
(o)
Omitted Financial Statement. Not applicable.
(p)
Initial Capital Agreements. Not applicable.
(q)
Redeemability Exemption. (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-6, File No. 02-88637, filed April 29, 2005.)
(r)
Form of Initial Summary Prospectus. Not applicable.
(s)
Powers of Attorney for Eric Steigerwalt, Myles Lambert, David A. Rosenbaum, Jonathan Rosenthal, Edward A. Spehar, Richard A. Cook and Gianna H. Figaro- Sterling. (Filed herewith.)
Item 31. Directors and Officers of the Depositor
Name and Principal Business Address	Positions and Offices with Depositor

Eric Steigerwalt 11225 North Community House Road Charlotte, NC 28277	Chairman of the Board, President, Chief Executive Officer and a Director

Myles Lambert 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

David A. Rosenbaum 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

Jonathan Rosenthal 11225 North Community House Road Charlotte, NC 28277	Director, Vice President and Chief Investment Officer

Edward A. Spehar 11225 North Community House Road Charlotte, NC 28277	Director, Vice President and Chief Financial Officer

Michele Abate 11225 North Community House Road Charlotte, NC 28277	Vice President

Richard A. Cook 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Accounting Officer

Patrisha Cox 11225 North Community House Road Charlotte, NC 28277	Vice President

Leda DeBarba 11225 North Community House Road Charlotte, NC 28277	Vice President and Appointed Actuary

Andrew DeRosa 11225 North Community House Road Charlotte, NC 28277	Vice President

Devon DiBenedetto 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Information Security Officer

David Dooley 11225 North Community House Road Charlotte, NC 28277	Vice President

Meghan Doscher 11225 North Community House Road Charlotte, NC 28277	Vice President

Micah Dowling 11225 North Community House Road Charlotte, NC 28277	Vice President

Tara Figard 11225 North Community House Road Charlotte, NC 28277	Vice President

Gianna H. Figaro-Sterling 11225 North Community House Road Charlotte, NC 28277	Vice President and Controller

Kevin Finneran 11225 North Community House Road Charlotte, NC 28277	Vice President and Illustration Officer

Jason Frain 11225 North Community House Road Charlotte, NC 28277	Vice President

James Grady 11225 North Community House Road Charlotte, NC 28277	Vice President

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Jeffrey Hughes 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Technology Officer

Jacob Jenkelowitz 285 Madison Avenue, Suite 1400 New York, NY 10017	Vice President and Secretary

Donald Leintz 11225 North Community House Road Charlotte, NC 28277	Vice President

John Lima 11225 North Community House Road Charlotte, NC 28277	Chief Derivatives Officer

Allie Lin 11225 North Community House Road Charlotte, NC 28277	Vice President

Philip Melville 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Risk Officer

Tiffanie Moore 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer

Rosemary Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Compliance Officer

Gerard Nigro 11225 North Community House Road Charlotte, NC 28277	Vice President

Alan Otis 11225 North Community House Road Charlotte, NC 28277	Vice President

James Painter, Jr. 11225 North Community House Road Charlotte, NC 28277	Vice President

Melissa Pavlovich 11225 North Community House Road Charlotte, NC 28277	Vice President and Tax Director

Phillip Pfotenhauer 11225 North Community House Road Charlotte, NC 28277	Vice President

Marc Pucci 11225 North Community House Road Charlotte, NC 28277	Vice President

Matthew Sheperd 11225 North Community House Road Charlotte, NC 28277	Vice President – Dividend Actuary

Kristi Slavin 11225 North Community House Road Charlotte, NC 28277	Vice President

Gregor Speakman 11225 North Community House Road Charlotte, NC 28277	Vice President

Michael Villella 11225 North Community House Road Charlotte, NC 28277	Vice President and Illustration Actuary

Julienne Warr 11225 North Community House Road Charlotte, NC 28277	Vice President

Natalie Wright 11225 North Community House Road Charlotte, NC 28277	Vice President
Item 32. Persons Controlled by or Under Common Control with the Depositor or Registrant
The Registrant is a separate account of Brighthouse Life Insurance Company under Delaware insurance law. Brighthouse Life Insurance Company is an indirect subsidiary of Brighthouse Financial, Inc., a publicly traded company. The following outline indicates those entities that are controlled by Brighthouse Financial, Inc. or under the common control of Brighthouse Financial, Inc. No person is controlled by the Registrant.

ORGANIZATIONAL STRUCTURE OF BRIGHTHOUSE FINANCIAL, INC. AND SUBSIDIARIES
AS OF DECEMBER 31, 2024
The following is a list of subsidiaries of Brighthouse Financial, Inc. as of December 31, 2024.
The entity which is listed at the left margin (labeled with a capital letter) is a direct subsidiary of Brighthouse Financial, Inc. (DE)
Each entity which is indented under another entity is a subsidiary of such other entity and, therefore, an indirect subsidiary of Brighthouse Financial, Inc.
The voting securities of the subsidiaries listed are 100% owned by their respective parent companies. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following the name of such subsidiary. All of the entities listed below are included in the consolidated financial statements of Brighthouse Financial, Inc. Each of the entities listed under Section 2 is included in the consolidated financial statements of Brighthouse Life Insurance Company. Both Brighthouse Financial, Inc. and Brighthouse Life Insurance Company file consolidated financial statements with the SEC pursuant to the Securities Exchange Act of 1934, as amended.
A.	Brighthouse Holdings, LLC (DE)
	1.	New England Life Insurance Company (MA)
	2.	Brighthouse Life Insurance Company (DE)
		a.		Brighthouse Reinsurance Company of Delaware (DE)
		b.		Brighthouse Life Insurance Company of NY (NY)
			(i.)	BLICNY Property Ventures, LLC (DE)
		c.		Brighthouse Connecticut Properties Ventures, LLC (DE)
		d.		Brighthouse Renewables Holdings, LLC (DE)
			(i.)	Greater Sandhill I, LLC (DE)
		e.		Daniel/Brighthouse Midtown Atlanta Master Limited Liability Company (DE)
			(i.)	1075 Peachtree LLC (DE)
		f.		Brighthouse Assignment Company (CT)
		g.		ML 1065 Hotel, LLC (DE)
		h.		TIC European Real Estate LP, LLC (DE)
		i.		Euro TL Investments LLC (DE)
		j.		TLA Holdings LLC (DE)
			(i.)	The Prospect Company, LLC (DE)
		k.		Euro TI Investments LLC (DE)
		l.		TLA Holdings II LLC (DE)
		m.		BLIC Property Ventures, LLC (DE)
	3.	Brighthouse Securities, LLC (DE)
	4.	Brighthouse Services, LLC (DE)
	5.	Brighthouse Investment Advisers, LLC (DE)
Item 33. Indemnification
Pursuant to applicable provisions of Brighthouse Life Insurance Company’s by-laws or internal corporate policies adopted by Brighthouse Life Insurance Company or Brighthouse Financial, Inc., its ultimate parent, the directors, officers and other controlling persons of Brighthouse Life Insurance Company and of Brighthouse Life Insurance

Company’s affiliate and the underwriter, Brighthouse Securities, LLC, who are made or threatened to be made a party to an action or proceeding, may be eligible to obtain indemnification against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred as a result of such action or proceeding. Under the principal underwriting agreement between Brighthouse Life Insurance Company and Brighthouse Securities, LLC, the parties have agreed to indemnify each other against certain liabilities and expenses from legal proceedings arising out of Brighthouse Securities LLC’s distribution of the Policies.
Brighthouse Financial, Inc. also maintains directors and officers and professional liability insurance policies under which the Registrant, the Depositor and the Underwriter, as well as certain other Brighthouse subsidiaries, are covered. Brighthouse Financial, Inc. also has secured a financial institutions bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person or the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriter
(a)
Brighthouse Securities, LLC serves as principal underwriter and distributor for the following investment companies including the Registrant
Brighthouse Fund UL for Variable Life Insurance
Brighthouse Fund UL III for Variable Life Insurance
Brighthouse Funds Trust I
Brighthouse Funds Trust II
Brighthouse Separate Account A
Brighthouse Separate Account Eleven for Variable Annuities
Brighthouse Separate Account QPN for Variable Annuities
Brighthouse Variable Annuity Account B
Brighthouse Variable Annuity Account C
Brighthouse Variable Life Account A
Brighthouse Variable Life Account One
New England Variable Annuity Separate Account
New England Variable Life Separate Account
(b)
Brighthouse Securities, LLC is the principal underwriter for the Contracts. The following persons are officers and managers of Brighthouse Securities, LLC. The principal business address for Brighthouse Securities, LLC is 11225 North Community House Road, Charlotte, NC 28277.
Name and Principal Business Address	Positions and Offices with Underwriter
Myles Lambert 11225 North Community House Road Charlotte, NC 28277	Manager, Chief Executive Officer and President

Philip Beaulieu 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Amy Cusson 11225 North Community House Road Charlotte, NC 28277	Manager

Michael Davis 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Meghan Doscher 11225 North Community House Road Charlotte, NC 28277	Manager

Kevin Macilvane, Jr. 11225 North Community House Road Charlotte, NC 28277	Manager

Gerard Nigro 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Richard Cook 11225 North Community House Road Charlotte, NC 28277	Vice President

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Jacob Jenkelowitz 285 Madison Avenue, Suite 1400 New York, NY 10017	Vice President and Secretary

Donald Leintz 11225 North Community House Road Charlotte, NC 28277	Vice President

John Lima 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Derivatives Officer

John Martinez 11225 North Community House Road Charlotte, NC 28277	Principal Financial Officer

Tiffanie Moore 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer

James Painter, Jr. 11225 North Community House Road Charlotte, NC 28277	Vice President

Melissa Pavlovich 11225 North Community House Road Charlotte, NC 28277	Vice President and Tax Director

Kristin Prohonic 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Compliance Officer
(c)
Brighthouse Securities, LLC, as the principal underwriter and distributor, did not receive any fees on the Policies. The Company paid compensation directly to broker-dealers who had selling agreements with Brighthouse Securities, LLC.
(1) Name Of Principal Underwriter	(2) Net Underwriting Discounts And Commissions	(3) Compensation On Events Occasioning The Deduction Of A Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
Brighthouse Securities, LLC	$1,172,648	$0	$0	$0
Item 35. Location of Accounts and Records
Omitted.
Item 36. Management Services
Not applicable.
Item 37. Fee Representation
Brighthouse Life Insurance Company hereby represents that the fees and charges deducted under the Policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Brighthouse Life Insurance Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) of the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Charlotte, and State of North Carolina, on this 28th day of March, 2025.
Brighthouse Fund UL for Variable Life Insurance (Registrant)

By:	Brighthouse Life Insurance Company
By:	/s/ Donald A. Leintz
Donald A. Leintz Vice President

By:	Brighthouse Life Insurance Company (Depositor)
By:	/s/ Donald A. Leintz
Donald A. Leintz Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on March 28, 2025.

/s/ Eric Steigerwalt* Eric Steigerwalt	Chairman of the Board, President, Chief Executive Officer and a Director
/s/ Myles Lambert* Myles Lambert	Director
/s/ David A.Rosenbaum* David A. Rosenbaum	Director
/s/ Jonathan Rosenthal* Jonathan Rosenthal	Director
/s/ Edward A. Spehar* Edward A. Spehar	Director, Vice President and Chief Financial Officer
/s/ Richard A. Cook* Richard A. Cook	Vice President and Chief Accounting Officer
/s/ Gianna H. Figaro-Sterling* Gianna H. Figaro-Sterling	Vice President and Controller

*By:	/s/ Michele H. Abate
Michele H. Abate, Attorney-in-Fact March 28, 2025
*
Brighthouse Life Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

Exhibit Index
Exhibit
Letter
Description
(h)(8)(e)
Fourth Amendment to LMPVET and LMPVIT Participation Agreement
(n)
Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
(s)
Powers of Attorney